UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07866

Templeton Emerging Markets Income Fund
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:(954) 527-7500_

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

Item 1. Reports to Stockholders.

a.)

The following is a copy of the report transmitted to shareholders pursuant to Rule30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1.)

b.)

Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.
Not Applicable
.

Annual Report
Templeton Emerging
Markets Income Fund
December 31, 2021

Managed Distribution Policy : The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at an annual minimum fixed rate of 10%, based on the average monthly net asset value (NAV) of the Fund’s common shares (the “Plan”). The Fund calculates the average NAV from the previous month based on the number of business days in the month on which the NAV is calculated. The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.
The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders, however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Not FDIC Insured May Lose Value No Bank Guarantee
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Annual Report

Contents
Annual Report
Templeton Emerging Markets Income Fund 2
Performance Summary 6
Financial Highlights and Statement of Investments 9
Financial Statements 17
Notes to Financial Statements 20
Report of Independent Registered
Public Accounting Firm 35
Tax Information 36
Important Information to Shareholders 37
Annual Meeting of Shareholders 44
Dividend Reinvestment and Cash Purchase Plan 45
Board Members and Officers 47
Shareholder Information 52
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Annual Report
ANNUAL REPORT
Templeton Emerging Markets Income Fund
Dear Shareholder:
This annual report for Templeton Emerging Markets Income
Fund covers the fiscal year ended December 31, 2021 .
Your Fund’s Goal and Main Investments
The Fund seeks high, current income, with a secondary
goal of capital appreciation, by investing, under normal
market conditions, at least 80% of its net assets in income-
producing securities of sovereign or sovereign-related
entities and private sector companies in emerging market
countries. For purposes of the Fund’s 80% policy, income-
producing securities of entities in emerging markets include derivative instruments or other investments that have
economic characteristics similar to such securities.
*Includes foreign government and agency securities, money market funds and other net assets less liabilities (including derivatives).
Performance Overview
For the 12 months under review, the Fund posted cumulative
total returns of +3.59% based on market price and -6.78%
based on net asset value. In comparison, U.S. dollar-
denominated emerging market bonds, as measured by the
J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI)
Global Index, posted a -1.51% cumulative total return in U.S.
dollar terms for the same period.
1
You can find the Fund’s
long-term performance data in the Performance Summary
on page 6 .
The Fund has a managed distribution plan pursuant to which
the Fund makes monthly distributions to shareholders at an
annual minimum fixed rate of 10%, based on the average
monthly net asset value of the Fund’s common shares (the
“Plan”). The Plan has no impact on the Fund’s investment
strategy and may reduce the Fund’s net asset value. The
Fund's investment manager believes the Plan helps maintain
the Fund's competitiveness and may benefit the Fund's
market price and premium/discount to the Fund's net asset
value. The Plan resulted in a return of capital of 100% during the period as a result of net currency losses. You can find the total for the Fund’s return of capital distributions per share during the period in the Performance Summary beginning on
page 6.
Performance data represent past performance, which does
not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when
you sell your shares. Current performance may differ from
figures shown.
Economic and Market Overview
The 12-month period ended December 31, 2021, was a tale
of two halves. The first half was characterized by exuberant optimism for an end to the COVID-19 pandemic, punctuated
by a surge in economic activity in the spring as lockdowns
were eased and economies reopened. The second half
was characterized by rising inflation and incremental shifts towards monetary tightening, with several emerging markets
entering rate hiking cycles ahead of the major developed
markets. On the whole, sovereign bond yields rose in most
countries during the period while the U.S. dollar (USD)
broadly strengthened, albeit with intermittent episodes of
declining yields in various countries and shifting cycles of currency appreciation/depreciation in individual currency
pairings.
The period began with sovereign bond yields rising sharply
across much of the world over the first three months. The
yield on the 10-year U.S. Treasury (UST) note would reach
its high mark for the entire period on March 31 at 1.74%,
82 basis points (bps) higher than where it finished 2020.
Vaccine distributions, ongoing stimulus measures and
optimism for improving economic conditions appeared to fuel
reflation expectations across global financial markets.
Portfolio Composition
12/31/21
% of Total Net
Assets
Foreign Government and Agency Securities 73.9%
Corporate Bonds 3.6%
Convertible Bonds 1.2%
Other 0.2%
Short-Term Investments & Other Net Assets* 21.1%
1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page
10
.

Templeton Emerging Markets Income Fund

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Annual Report
However, the harsh realities of the worldwide health
crisis and economic hardship continued to have profound
consequences for lives and livelihoods around the world
in the winter and early spring months of 2021. Vaccine
distributions progressively accelerated in many countries
during the first half of 2021, though supply setbacks notably affected areas of Europe in March and April. Governments
continued to struggle with balancing the needs of their
economies with the health of their citizens during much of
the first quarter of 2021 before higher vaccination rates and lower case levels enabled many regions to progressively
reopen their economies in the spring.
Rising yields strained valuations across many areas of the
global fixed income markets during 2021’s first three months.
USD-denominated sovereign credit sectors broadly saw
negative returns in January, February and March before
sharply reversing to generate offsetting positive returns in
April, May and June as UST yields pulled back from their
late-March peaks. Sovereign bond yields generally resumed
their rising trends in May and June amid rising inflation
in many areas of Europe and the Americas. In currency
markets, the USD broadly strengthened against a number
of developed market and emerging market currencies in the
first quarter of 2021, reversing the broad-based weakening
trend from the second half of 2020. Broad USD weakness
returned in April and May before the strengthening pattern
returned in June.
Business and consumer confidence surveys notably
strengthened in multiple regions during the second quarter of
2021, despite some growing concerns over the proliferation
of the Delta variant of COVID-19 in several parts of the
world in June. Economic activity continued to broadly
expand in many countries in the second quarter, largely
driven by strength in goods sectors and manufacturing, as
well as historically high savings rates in many countries
that helped fuel demand. On the whole, the second quarter
would represent the largest quarterly surge in GDP for most
countries in 2021.
In the second half of 2021, sovereign bond yields would
largely continue to rise across much of the world as central banks continued to wade deeper into monetary tightening
cycles. Developed market sovereign bond yields initially
declined in July and early August as the Delta variant
proliferated across multiple regions. The 10-year UST
note’s yield dropped to 1.17% on August 3 as risk aversion
resurfaced, its lowest level since mid-February. However,
sovereign bond yields largely trended higher from that point through the end of the year as investor sentiments appeared
to refortify.
In September, the U.S. Federal Reserve (Fed) announced
it would begin tapering its asset purchases in the fourth
quarter of 2021. The hawkish shift added further upward
pressure on UST yields and drove broad strengthening of
the USD. Sovereign bond yields continued to trend higher
in many regions over the following month, with the 10-
year UST note reaching 1.70% on October 21, its highest
yield since early April. Sovereign bond yields largely
maintained their levels over subsequent weeks until the
Omicron variant of COVID-19 emerged in the final days
of November, triggering broad-based risk aversion across
global financial markets and perceived safe-haven rallies in several developed market assets. Crude oil prices dropped
around 20% in November on global growth concerns, with
the bulk of the price adjustments occurring in the wake of the
Omicron news.
Sovereign bond yields declined in several perceived safe-
haven markets in late November and early December on
the heightened risk aversion before global growth concerns
eventually dissipated in the second half of the month,
even as COVID-19 cases surged to record levels. Disease
severity from Omicron appeared milder than previous
variants, leading to a significant decoupling of the trend
lines for case numbers (rising sharply) and mortality rates
(moderating). We expected COVID-19 variants to not derail
global growth momentum, though the risks continued to
bear monitoring. Commodity and energy prices ultimately
rebounded in December, recovering much of the price
corrections from the prior month as reflation sentiments
returned to global financial markets.
Manufacturing and business surveys largely continued to
remain at expansionary levels across much of the world
during the second half of 2021 but moderated from their
mid-year peaks. Consumer confidence surveys showed
similar trends. Labor market conditions generally continued
to improve in many countries, though labor shortages and
unemployment remained above prepandemic levels in
several regions. Overall, global growth showed signs of
moderating from the historically strong rebound in the first half of 2021 but remained largely resilient, in our view.
Inflation figures remained historically high across many parts of the world during the second half of the period, driven by a combination of factors that included resurgent economic
activity, supply disruptions in certain sectors, and the effects of massive fiscal and monetary stimulus measures. Headline
inflation (Consumer Price Index) in the U.S. remained at or
above 5.0% year-over-year from May through the end of
2021, coming in at 6.8% in November, its highest level since
1982.

Templeton Emerging Markets Income Fund

franklintempleton.com
Annual Report
A growing number of central banks pursued monetary
tightening measures in the second half of the year, with
persistent inflationary pressures in several emerging
markets motivating aggressive tightening responses. In
Latin America, Brazil’s central bank hiked its policy rate
by 725 bps in 2021, Chile by 350 bps, Peru by 225 bps,
Mexico by 150 bps and Colombia by 125 bps. In eastern
Europe, Russia hiked its policy rate by 425 bps, the Czech
Republic by 300 bps, Hungary by 180 bps and Poland by
165 bps. Most countries in Asia kept policy rates unchanged
as inflation generally remained more contained and within
central bank targets.
The Fed kept the federal funds target rate unchanged
(0.00% to 0.25%) at each of its policy meetings during
the period but it began tapering its asset purchases in
November. However, the Fed quickly shifted in a hawkish
direction at its December meeting, doubling the pace of its
asset purchase tapering for January. The accelerated pace
put the asset purchase program on schedule to conclude by
March 2022, enabling a rate hiking cycle to start in March
or May, earlier than previously indicated at the November
meeting. Additionally, the Fed’s dot plot survey in December showed that 12 of 18 officials expect at least three rate hikes in 2022, a substantial change from the September survey
that saw nine of 18 officials project no hikes until 2023. We expected UST term premiums to ratchet higher in upcoming
quarters, with a bear-flattening effect driven by rising yields in the short- to intermediate-term range of the yield curve.
The yield on the 10-year UST note finished the year at
1.51%, 59 bps higher than where it ended 2020. In emerging
markets, 10-year sovereign bond yields rose sharply across
much of Latin America, including Brazil, Mexico, Colombia,
Chile and Peru. In eastern Europe, 10-year yields trended
higher in Poland, Hungary, Russia and the Czech Republic
on elevated inflation and ongoing monetary tightening.
Yields also rose in much of Asia, including India, Indonesia and Thailand, but declined in China. USD-denominated
sovereign credit sectors broadly saw moderately negative
returns for the period (with some exceptions in individual
countries), as the investment-grade credit tiers came under
pressure from the rising yield environment while high-yield
credit tiers largely endured additional spread widening.
In currency markets, the USD broadly strengthened against
most developed market and emerging market currencies in
2021. In emerging markets, the USD depreciated against the
Chinese yuan, but appreciated against most currencies in
Latin America and Asia, including the Brazilian real, Mexican peso, Colombian peso, Chilean peso, Peruvian sol, Indian
rupee, Indonesian rupiah and Thai baht.
Investment Strategy
We invest selectively in bonds from emerging markets
around the world to generate income for the Fund, seeking
opportunities while monitoring changes in interest rates,
currency exchange rates and credit risk. We seek to manage
the Fund’s exposure to various currencies and may use
currency forward contracts.
Manager’s Discussion
The successful development of vaccines against COVID-19
in the final months of 2020 substantially changed our outlook and positioning for 2021. In the weeks before the 12-month
reporting period began, we significantly shifted the emphasis of the Fund’s strategic positioning from a safe-haven stance toward an increasing allocation to risk assets. We expected
a rebound in global economic activity and improving
economic conditions in the spring and summer months of
2021 as vaccines were progressively distributed and people
increasingly reengaged with the world. We were actively
constructive in a number of regions throughout the 12-month
period, particularly in areas of Asia that appeared to be at the forefront of the global economic recovery.
Overall, the Fund was focused on two core investment
themes during the period: (1) value in select currencies
against the USD, specifically in countries with strong
trade dynamics, current account surpluses, better fiscal
management and stronger growth potential, notably in
Asia; and (2) attractive risk-adjusted yields in a select set of resilient emerging markets.
At the beginning of the period, the Fund held overweighted
positions in specific currencies against the USD. We held
notable exposures to the Chinese yuan, the South Korean
won, the Indian rupee, the Indonesian rupiah and the
Japanese yen against the USD. In March, we closed our
exposure to the Japanese yen. We increased our currency
exposure to the Indian rupee in April. In the Europe, Middle
East and Africa, region, we held exposures to the Russian
ruble and the Egyptian pound. We added a new position in
the Turkish lira through local-currency bonds in March, and
Geographic Composition
12/31/21
% of Total
Net Assets
Americas 33.5%
Asia Pacific 25.9%
Middle East & Africa 17.6%
Other Europe 1.9%
Short-Term Investments & Other Net Assets 21.1%

Templeton Emerging Markets Income Fund

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Annual Report
a new position in the Uzbek som in July. In the Americas, we held exposures to the Colombian peso, Chilean peso and
Brazilian real. In February, we added a new exposure to the
Peruvian Sol. In May, we added to our existing exposure
in the Chilean peso. During the period, we used currency
forwards and currency options to actively manage currency
exposures.
*Does not include cash and cash equivalents.
We also continued to focus on compelling risk-adjusted
yields in various local-currency bond markets, specifically
in countries with resilient economies and strong trade
dynamics. We continued to largely avoid developed market
duration exposures in preference for higher yields available in select emerging markets, notably including Indonesia,
Colombia, Brazil and Ghana, among others. After exiting our
local-currency position in Brazil in the first quarter of 2021 due to acute political and economic risks, we reestablished
the position in the second quarter as political compromises
in the spring and better-than expected economic figures
supported an improved outlook. We also held various USD-
denominated sovereign credit exposures in Asia, Africa and
Latin America during the period. In April, we added to our
existing USD-denominated position in Ecuador.
During the period, the Fund’s negative absolute performance
was primarily due to currency positions. Interest-rate
strategies and overall credit exposures contributed to
absolute results. Among currencies, positions in the Chilean peso, Colombian peso, Argentine peso, Turkish lira and
South Korean won detracted from absolute performance,
as did the Fund’s position in the Japanese yen during
the beginning of the period. However, its positions in the
Chinese yuan and the Indian rupee contributed to absolute
performance. The Fund maintained low overall portfolio
duration while holding duration exposures in select emerging markets. Duration exposures in Argentina, Indonesia, Ghana
and Egypt contributed to absolute results, while duration
exposures in Brazil detracted. Among sovereign credit
exposures, positions in Latin America contributed to absolute return.
Thank you for your continued participation in Templeton
Emerging Markets Income Fund. We look forward to serving
your future investment needs.
Sincerely,
Michael Hasenstab, Ph.D.
Lead Portfolio Manager
Calvin Ho
Portfolio Manager
The foregoing information reflects our analysis, opinions
and portfolio holdings as of December 31, 2021, the end
of the reporting period. The way we implement our main
investment strategies and the resulting portfolio holdings
may change depending on factors such as market and
economic conditions. These opinions may not be relied upon
as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their
completeness or accuracy. Although historical performance
is no guarantee of future results, these insights may help you understand our investment management philosophy.
Top 10 Countries*
12/31/21
a
% of Total
Net Assets
a a
Indonesia 14.3%
Ecuador 9.0%
Ghana 7.1%
Argentina 5.8%
Oman 5.1%
Dominican Republic 4.9%
Colombia 4.6%
South Korea 4.2%
Thailand 3.9%
Costa Rica 3.6%

Performance Summary as of December 31, 2021
Templeton Emerging Markets Income Fund

franklintempleton.com
Annual Report
Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.
Performance as of 12/31/21
1
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
Share Prices
Cumulative Total Return
2
Average Annual Total Return
2
Based on
NAV
3
Based on
market price
4
Based on
NAV
3
Based on
market price
4
1-Year -6.78% +3.59% -6.78% +3.59%
5-Year -11.32% -1.24% -2.37% -0.25%
10-Year +10.73% +9.47% +1.02% +0.91%
Symbol: TEI 12/31/21 12/31/20 Change
Net Asset Value (NAV) $7.58 $8.92 -$1.34
Market Price (NYSE) $7.29 $7.77 -$0.48
Distributions
(1/1/21–12/31/21)
Tax Return
of Capital
$0.7614
See page 8 for Performance Summary footnotes.

Templeton Emerging Markets Income Fund
Performance Summary

franklintempleton.com
Annual Report
See page 8 for Performance Summary footnotes.
Total Return Index Comparison for a Hypothetical $10,000 Investment
1
Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.
1/1/12–12/31/21

Templeton Emerging Markets Income Fund
Performance Summary

franklintempleton.com
Annual Report
All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to these markets’ smaller size and lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. As a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China – Hong Kong Bond Connect program
(“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This re-
cordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership. Bond Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through
Bond Connect.
Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of se-
curities in the program, the frequency of redemptions or other limitations. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong. Bond Connect is relatively new and its effects on the Chinese interbank bond market are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new.
In the event of systems malfunctions, trading via Bond Connect could be disrupted. In addition, the Bond Connect program may be subject to further interpre-
tation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. Finally, uncertainties in China tax rules governing taxation of income and gains from investments via Bond
Connect could result in unexpected tax liabilities for a Fund.
The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program, are uncertain, and may have a detrimental effect on the Fund’s investments and returns.
1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/23. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
5. Source: Morningstar. The JPM EMBI Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sov-
ereign entities: Brady bonds, loans and Eurobonds.
See www.franklintempletondatasources.com for additional data provider information.

Templeton Emerging Markets Income Fund
Financial Highlights
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a
Year Ended December 31,
2021 2020 2019 2018 2017
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $8.92 $9.95 $10.93 $12.75 $12.17
Income from investment operations:
Net investment income
a
......................... 0.55 0.38 0.66 0.83 0.85
Net realized and unrealized gains (losses) ........... (1.13) (0.84) (0.86) (1.76) 0.35
Total from investment operations .................... (0.58) (0.46) (0.20) (0.93) 1.20
Less distributions from:
Net investment income and net foreign currency gains .. — (0.37) (0.78) (0.65) (0.62)
Tax return of capital ............................ (0.76) (0.20) — (0.24) —
Total distributions ............................... (0.76) (0.57) (0.78) (0.89) (0.62)
Net asset value, end of year ....................... $7.58 $8.92 $9.95 $10.93 $12.75
Market value, end of year
b
......................... $7.29 $7.77 $9.19 $9.62 $11.17
Total return (based on net asset value per share) ........ (6.78)% (6.14)% (0.33)% (7.48)% 9.91%
Total return (based on market value per share) ......... 3.59% (9.08)% 3.48% (6.26)% 8.11%
Ratios to average net assets
Expenses before waiver and payments by affiliates ...... 1.23% 1.17% 1.17% 1.17% 1.09%
Expenses net of waiver and payments by affiliates ....... 1.22% 1.14% 1.06% 1.14%
c
1.05%
c
Net investment income ........................... 6.68% 4.22% 6.20% 7.00% 6.60%
Supplemental data
Net assets, end of year (000’s) ..................... $363,759 $428,098 $477,471 $524,451 $611,845
Portfolio turnover rate ............................ 70.97% 56.68% 27.69% 13.69% 13.46%
Total outstanding borrowings on credit facility at end of year
(000’s) ....................................... $36,000 $— $— $— $—
Asset coverage per $1,000 of debt .................. $11,133 $— $— $— $—
a
Based on average daily shares outstanding.
b
Based on the last sale on the New York Stock Exchange.
c
Benefit of expense reduction rounds to less than 0.01%.

Templeton Emerging Markets Income Fund
Statement of Investments, December 31, 2021
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a Industry Shares a Value
a
Common Stocks 0.2%
South Africa 0.2%
a,b,c
K2016470219 South Africa Ltd., A .... Multiline Retail 93,760,463 $ —
a,b,c
K2016470219 South Africa Ltd., B .... Multiline Retail 161,018,517 —
b,d
Platinum Group Metals Ltd., 144A .... Metals & Mining 48,837 76,857
b
Platinum Group Metals Ltd. ......... Metals & Mining 469,750 742,205
819,062
Total Common Stocks (Cost $1,513,828) .......................................
819,062
Warrants
a a a a a
Warrants 0.0%
Mexico 0.0%
a,b
Corp. GEO SAB de CV , 12/30/27 .... Household Durables 346,196 —
Total Warrants (Cost $–) ......................................................
—
Principal
Amount
*
Convertible Bonds 1.2%
Bermuda 0.1%
d,e,f
Digicel Group Holdings Ltd., Sub. Bond,
144A, PIK, 7%, Perpetual ......... Wireless Telecommunication Services 551,751 470,702
South Africa 1.1%
Platinum Group Metals Ltd., Sub. Note,
6.875%, 7/01/22 ................ Metals & Mining 4,000,000 3,833,117
Total Convertible Bonds (Cost $4,134,882) .....................................
4,303,819
Corporate Bonds 3.6%
Bermuda 0.1%
d,e
Digicel Group Holdings Ltd., Senior
Note, 144A, PIK, 8%, 4/01/25 ...... Wireless Telecommunication Services 364,639 335,347
Costa Rica 3.5%
a,c
Reventazon Finance Trust, Senior
Secured Bond, 144A, 8%, 11/15/33 . Diversified Financial Services 12,070,080 12,959,305
South Africa 0.0%
a,d,e
K2016470219 South Africa Ltd. ,
Senior Secured Note, 144A, PIK, 3%,
12/31/22 ..................... Multiline Retail 7,886,866 —
Senior Secured Note, 144A, PIK, 8%,
12/31/22 ..................... Multiline Retail 2,668,360 EUR —
a,d,e
K2016470260 South Africa Ltd., Senior
Secured Note, 144A, PIK, 25%,
12/31/22 ..................... Multiline Retail 48,805,216 —
—
Total Corporate Bonds (Cost $46,783,529) ......................................
13,294,652
a a Industry
Principal
Amount
*
a Value
Foreign Government and Agency Securities 73.9%
Argentina 5.8%
g
Argentina BONCER ,
Index Linked, 1.2%, 3/18/22 ....... 7,430,102 ARS 36,370
Index Linked, 1.3%, 9/20/22 ....... 26,013,529 ARS 127,976
Index Linked, 1.4%, 3/25/23 ....... 168,780,056 ARS 823,127

Templeton Emerging Markets Income Fund
Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a Industry
Principal
Amount
*
a Value
a a a a a a
Foreign Government and Agency Securities
(continued)
Argentina (continued)
g
Argentina BONCER, (continued)
Index Linked, 1.5%, 3/25/24 ....... 179,698,628 ARS $ 860,082
Argentina Government Bond ,
15.5%, 10/17/26 ................ 354,647,000 ARS 677,045
Senior Bond, 1.125%, 7/09/35 ..... 34,512,222 11,087,396
Senior Note, 1%, 7/09/29 ......... 2,693,610 983,195
Senior Note, 0.5%, 7/09/30 ....... 18,837,775 6,640,504
21,235,695
Brazil 3.0%
Brazil Notas do Tesouro Nacional ,
10%, 1/01/25 .................. 19,050,000 BRL 3,370,942
10%, 1/01/29 .................. 4,730,000 BRL 822,588
10%, 1/01/31 .................. 40,030,000 BRL 6,896,170
11,089,700
Colombia 4.6%
Colombia Government Bond ,
Senior Bond, 4.375%, 3/21/23 ..... 164,000,000 COP 40,101
Senior Bond, 9.85%, 6/28/27 ...... 262,000,000 COP 73,404
Colombia Titulos de Tesoreria ,
B, 7%, 5/04/22 ................. 3,760,700,000 COP 934,108
B, 10%, 7/24/24 ................ 12,274,000,000 COP 3,231,509
B, 7.5%, 8/26/26 ............... 18,845,000,000 COP 4,600,402
B, 6%, 4/28/28 ................. 3,627,000,000 COP 806,108
B, 7.75%, 9/18/30 .............. 29,302,000,000 COP 7,029,041
16,714,673
Dominican Republic 4.9%
d
Dominican Republic Government Bond ,
Senior Bond, Reg S, 6.85%, 1/27/45 14,000,000 15,470,000
Senior Bond, 144A, 4.875%, 9/23/32 2,150,000 2,190,313
17,660,313
Ecuador 9.0%
d
Ecuador Government Bond ,
Senior Bond, 144A, 1%, 7/31/35 .... 30,733,500 20,322,527
Senior Bond, 144A, 0.5%, 7/31/40 .. 14,045,250 8,260,363
Senior Note, 144A, 5%, 7/31/30 .... 4,972,000 4,132,975
32,715,865
Egypt 2.2%
d
Egypt Government Bond ,
Senior Bond, 144A, 5.875%, 6/11/25 2,930,000 3,019,301
Senior Note, 144A, 5.25%, 10/06/25 . 4,820,000 4,873,598
7,892,899
El Salvador 0.4%
d
El Salvador Government Bond, Senior
Bond, 144A, 7.65%, 6/15/35 ....... 2,650,000 1,520,437
Ethiopia 2.0%
d
Ethiopia Government Bond, Senior
Note, 144A, 6.625%, 12/11/24 ..... 10,520,000 7,175,166

Templeton Emerging Markets Income Fund
Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a Industry
Principal
Amount
*
a Value
a a a a a a
Foreign Government and Agency Securities
(continued)
Ghana 7.1%
Ghana Government Bond ,
18.75%, 1/24/22 ................ 2,220,000 GHS $ 363,325
18.25%, 7/25/22 ................ 5,499,000 GHS 902,628
17.6%, 11/28/22 ................ 670,000 GHS 108,372
20.75%, 1/16/23 ................ 700,000 GHS 115,896
16.5%, 2/06/23 ................ 11,530,000 GHS 1,833,779
19%, 9/18/23 .................. 690,000 GHS 111,435
18.85%, 9/28/23 ................ 23,356,000 GHS 3,762,229
19.25%, 11/27/23 ............... 1,540,000 GHS 248,937
19.25%, 12/18/23 ............... 2,128,000 GHS 343,786
19.75%, 3/25/24 ................ 360,000 GHS 58,419
21.7%, 3/17/25 ................ 14,470,000 GHS 2,425,980
19.25%, 6/23/25 ................ 8,770,000 GHS 1,391,424
19%, 11/02/26 ................. 2,930,000 GHS 451,026
Senior Note, 17.6%, 2/20/23 ...... 12,970,000 GHS 2,082,562
Senior Note, 17.7%, 3/18/24 ...... 58,090,000 GHS 9,097,535
Senior Note, 16.25%, 4/07/25 ...... 1,660,000 GHS 245,006
Senior Note, 18.3%, 3/02/26 ...... 13,500,000 GHS 2,067,231
Senior Note, 18.5%, 1/02/23 ...... 420,000 GHS 68,208
Senior Note, 17.25%, 7/31/23 ...... 1,530,000 GHS 242,122
25,919,900
Indonesia 14.3%
Indonesia Government Bond ,
FR39, 11.75%, 8/15/23 .......... 1,780,000,000 IDR 140,546
FR40, 11%, 9/15/25 ............. 26,450,000,000 IDR 2,237,888
FR44, 10%, 9/15/24 ............. 1,066,000,000 IDR 85,370
FR59, 7%, 5/15/27 .............. 1,445,000,000 IDR 108,885
FR61, 7%, 5/15/22 .............. 36,905,000,000 IDR 2,627,046
FR63, 5.625%, 5/15/23 .......... 9,314,000,000 IDR 670,784
FR70, 8.375%, 3/15/24 .......... 43,158,000,000 IDR 3,298,145
FR81, 6.5%, 6/15/25 ............ 304,846,000,000 IDR 22,543,952
FR86, 5.5%, 4/15/26 ............ 285,349,000,000 IDR 20,343,316
52,055,932
Oman 5.1%
d
Oman Government Bond, Senior Bond,
144A, 4.75%, 6/15/26 ............ 17,920,000 18,479,050
Peru 2.0%
Peru Bonos De Tesoreria , 5.7%, 8/12/24 27,600,000 PEN 7,154,017
South Korea 4.2%
Korea Treasury Bond, Senior Note,
1.75%, 9/10/26 ................ 18,300,000,000 KRW 15,220,882
Sri Lanka 0.7%
d
Sri Lanka Government Bond ,
Senior Bond, 144A, 6.85%, 11/03/25 940,000 488,969
Senior Bond, 144A, 6.2%, 5/11/27 .. 2,670,000 1,369,336
Senior Bond, 144A, 6.75%, 4/18/28 . 200,000 101,892
Senior Bond, 144A, 7.85%, 3/14/29 . 291,000 148,742
Senior Note, 144A, 5.75%, 4/18/23 .. 200,000 112,904
Senior Note, 144A, 6.35%, 6/28/24 .. 400,000 211,344
2,433,187

Templeton Emerging Markets Income Fund
Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a Industry
Principal
Amount
*
a Value
a a a a a a
Foreign Government and Agency Securities
(continued)
Thailand 3.9%
Bank of Thailand ,
0.9%, 2/24/22 ................. 278,090,000 THB $ 8,378,505
0.56%, 11/23/22 ................ 38,940,000 THB 1,173,311
Senior Note, 0.66%, 11/22/23 ...... 110,370,000 THB 3,326,086
Thailand Government Bond ,
2%, 12/17/22 .................. 26,750,000 THB 817,181
0.92%, 3/23/23 ................ 7,990,000 THB 241,746
0.51%, 5/24/23 ................ 12,150,000 THB 365,672
14,302,501
Turkey 1.9%
Turkey Government Bond ,
13.9%, 11/09/22 ................ 50,270,000 TRY 3,564,953
12.2%, 1/18/23 ................ 3,380,000 TRY 233,459
7.1%, 3/08/23 ................. 14,430,000 TRY 928,759
16.2%, 6/14/23 ................ 17,870,000 TRY 1,245,757
8.8%, 9/27/23 ................. 9,290,000 TRY 571,692
10.4%, 3/20/24 ................ 790,000 TRY 47,723
12.6%, 10/01/25 ................ 8,670,000 TRY 478,030
7,070,373
Uzbekistan 2.8%
d
Uzbekistan Government Bond, Senior
Note, 144A, 14%, 7/19/24 ........ 107,400,000,000 UZS 10,100,971
Total Foreign Government and Agency Securities (Cost $318,984,149) ............
268,741,561
Shares
Escrows and Litigation Trusts 0.0%
a,b
K2016470219 South Africa Ltd., Escrow
Account ...................... 1,140,749 —
Total Escrows and Litigation Trusts (Cost $–) ...................................
—
Total Long Term Investments (Cost $371,416,388) ...............................
287,159,094
Short Term Investments 28.7%
a a
Principal
Amount
*
a Value
a a a a a a
Foreign Government and Agency Securities 12.4%
Argentina 0.1%
g,h
Letras de la Nacion Argentina con Ajuste
por CER ,
Index Linked, 2/28/22 ............ 62,760,807 ARS 305,229
Index Linked, 5/23/22 ............ 11,589,745 ARS 56,458
Index Linked, 6/30/22 ............ 19,782,913 ARS 96,515
458,202
Egypt 11.5%
h
Egypt Treasury Bills ,
2/01/22 ...................... 147,500,000 EGP 9,322,842
3/01/22 ...................... 172,900,000 EGP 10,841,494
4/12/22 ...................... 344,500,000 EGP 21,301,320

Templeton Emerging Markets Income Fund
Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

Short Term Investments
(continued)
a a
Principal
Amount
*
a Value
a a a a a a
Foreign Government and Agency Securities
(continued)
Egypt (continued)
h
Egypt Treasury Bills, (continued)
5/31/22 ...................... 5,500,000 EGP $ 335,040
41,800,696
Thailand 0.8%
h
Thailand Treasury Bills ,
8/04/22 ...................... 31,980,000 THB 960,253
9/01/22 ...................... 31,980,000 THB 959,888
12/08/22 ..................... 31,980,000 THB 958,589
2,878,730
Total Foreign Government and Agency Securities (Cost $45,026,177) ..............
45,137,628
Industry Shares
Money Market Funds 16.3%
United States 16.3%
i,j
Institutional Fiduciary Trust - Money
Market Portfolio, 0.01% .......... 59,211,087 59,211,087
Total Money Market Funds (Cost $59,211,087) ..................................
59,211,087
a a a a a
Total Short Term Investments (Cost $104,237,264 ) ...............................
104,348,715
a a a
Total Investments (Cost $475,653,652) 107.6% ..................................
$391,507,809
k
Credit Facility (9.9)% .........................................................
(36,000,000)
Other Assets, less Liabilities 2.3% .............................................
8,250,855
Net Assets 100.0% ...........................................................
$363,758,664
a a a
*
The principal amount is stated in U.S. dollars unless otherwise indicated.
a
Fair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.
b
Non-income producing.
c
See Note 9 regarding restricted securities.
d
Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2021, the aggregate value of these securities was $98,860,794, representing 27.2% of net assets.
e
Income may be received in additional securities and/or cash.
f
Perpetual security with no stated maturity date.
g
Redemption price at maturity is adjusted for inflation. See Note 1(h).
h
The security was issued on a discount basis with no stated coupon rate.
i
See Note 3(c) regarding investments in affiliated management investment companies.
j
The rate shown is the annualized seven-day effective yield at period end.
k
See Note 11 regarding Credit Facility.

Templeton Emerging Markets Income Fund
Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

At December 31, 2021, the Fund had the following forward exchange contracts outstanding. See Note 1 ( c ).
Forward Exchange Contracts
Currency
Counter-
party
a
Type Quantity
Contract
Amount *
Settlement
Date
Unrealized
Appreciation
Unrealized
Depreciation
a a a a a a a a
OTC Forward Exchange Contracts
Brazilian Real ...... MSCO Buy 44,800,000 7,840,666 1/04/22 $ 200,473 $ —
Brazilian Real ...... MSCO Sell 44,800,000 7,773,729 1/04/22 — (267,410)
Chilean Peso ...... CITI Buy 9,710,450,540 11,964,429 1/10/22 — (576,800)
Chilean Peso ...... GSCO Buy 1,062,561,099 1,294,527 1/10/22 — (48,442)
Chinese Yuan ...... CITI Buy 51,389,220 7,828,949 1/12/22 238,750 —
Chilean Peso ...... JPHQ Buy 8,813,962,054 11,100,708 1/13/22 — (768,779)
Chilean Peso ...... GSCO Buy 736,324,832 911,293 1/14/22 — (48,278)
Australian Dollar .... HSBK Sell 8,617,983 6,325,858 1/18/22 63,529 —
Chinese Yuan ...... HSBK Buy 55,642,500 8,549,152 1/18/22 182,830 —
Chilean Peso ...... JPHQ Buy 3,164,270,000 3,877,782 1/21/22 — (172,729)
Indian Rupee ...... JPHQ Buy 181,168,300 2,347,044 1/27/22 78,990 —
Brazilian Real ...... JPHQ Buy 107,795,011 18,933,661 2/02/22 248,571 —
Peruvian Nuevo Sol . JPHQ Buy 6,695,600 1,661,934 2/08/22 13,719 —
Columbian Peso .... MSCO Buy 45,760,000,000 11,566,801 2/09/22 — (372,624)
Chilean Peso ...... GSCO Buy 2,502,750,000 3,081,559 2/10/22 — (159,826)
Indian Rupee ...... CITI Buy 1,292,046,400 17,072,495 2/10/22 203,472 —
Chilean Peso ...... GSCO Buy 3,111,265,884 3,940,306 2/11/22 — (308,787)
Chinese Yuan ...... JPHQ Buy 77,431,540 12,156,727 2/14/22 — (25,874)
South Korean Won .. JPHQ Buy 24,565,375,190 20,793,620 2/14/22 — (158,140)
Chinese Yuan ...... JPHQ Buy 33,109,970 5,146,974 2/22/22 37,824 —
Columbian Peso .... JPHQ Buy 65,129,932,925 16,475,869 2/24/22 — (566,124)
Brazilian Real ...... MSCO Buy 44,800,000 7,667,425 3/03/22 252,194 —
Russian Ruble ..... JPHQ Buy 177,085,400 2,356,935 3/03/22 — (24,943)
Russian Ruble ..... MSCO Buy 476,641,100 6,343,374 3/03/22 — (66,608)
Chinese Yuan ...... BOFA Buy 73,010,200 11,163,298 3/09/22 259,312 —
Chilean Peso ...... GSCO Buy 138,890,000 163,683 3/10/22 — (2,285)
Russian Ruble ..... DBAB Buy 160,802,800 2,137,215 3/11/22 — (23,983)
Chinese Yuan ...... HSBK Buy 56,006,770 8,747,368 3/15/22 11,517 —
Chilean Peso ...... GSCO Buy 9,523,982,493 11,330,382 3/16/22 — (273,457)
Indian Rupee ...... HSBK Buy 356,808,577 4,673,787 3/16/22 76,253 —
Australian Dollar .... CITI Sell 1,753,000 1,282,218 3/21/22 8,150 —
Indonesian Rupiah .. SCNY Buy 147,000,000,000 9,852,547 3/22/22 388,943 —
Indian Rupee ...... JPHQ Buy 181,681,200 2,393,061 4/07/22 16,251 —
Indian Rupee ...... CITI Buy 176,517,700 2,330,267 4/08/22 10,283 —
Indian Rupee ...... JPHQ Buy 235,005,000 3,097,469 4/08/22 18,597 —
Australian Dollar .... JPHQ Sell 17,356,828 12,677,295 4/12/22 61,439 —
Indian Rupee ...... CITI Buy 212,775,700 2,790,867 4/12/22 29,057 —
Indian Rupee ...... HSBK Buy 1,382,976,200 18,108,894 4/12/22 219,743 —
Indian Rupee ...... HSBK Buy 406,505,377 5,276,070 4/18/22 107,376 —
Chilean Peso ...... GSCO Buy 5,596,126,574 7,055,305 5/11/22 — (620,168)
Russian Ruble ..... MSCO Buy 769,761,600 9,859,258 5/23/22 75,285 —
Chinese Yuan ...... BOFA Buy 87,535,240 13,551,354 6/08/22 62,655 —
Chinese Yuan ...... CITI Buy 112,858,730 17,472,285 6/09/22 79,048 —
Chinese Yuan ...... JPHQ Buy 43,311,600 6,708,195 6/10/22 27,013 —
Russian Ruble ..... DBAB Buy 415,673,300 5,295,752 6/10/22 45,941 —
Columbian Peso .... GSCO Buy 81,480,000,000 22,129,278 6/13/22 — (2,494,309)
Indian Rupee ...... CITI Buy 273,714,062 3,545,060 6/15/22 53,859 —
Indian Rupee ...... JPHQ Buy 2,204,400,000 28,354,053 6/21/22 608,798 —
Russian Ruble ..... JPHQ Buy 159,301,900 1,993,884 8/24/22 18,306 —
Russian Ruble ..... DBAB Buy 242,426,000 3,018,628 9/15/22 28,273 —
Total Forward Exchange Contracts ................................................... $3,726,451 $(6,979,566)
Net unrealized appreciation (depreciation) ............................................ $(3,253,115)

Templeton Emerging Markets Income Fund
Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

At December 31, 2021, the Fund had the following interest rate swap contracts outstanding. See Note 1 ( c ).
See Abbreviations on page 34
See Note  10  regarding other derivative information.
*
In U.S. dollars unless otherwise indicated.
a
May be comprised of multiple contracts with the same counterparty, currency and settlement date.
Interest Rate Swap Contracts
Description
Payment
Frequency
Counter-
party
Maturity
Date
Notional
Amount * Value
Unamortized
Upfront
Payments
(Receipts)
Unrealized
Appreciation
(Depreciation)
aa aa aa aa
Centrally Cleared Swap Contracts
Receive Fixed 7.075% . At Maturity
Pay Floating 1-day BRL
CDI .............. At Maturity 1/02/24 20,057,000 BRL $ (204,899) $ — $ (204,899)
Receive Fixed 7.565% . At Maturity
Pay Floating 1-day BRL
CDI .............. At Maturity 1/02/25 8,093,521 BRL (92,744) — (92,744)
Receive Fixed 7.62% .. At Maturity
Pay Floating 1-day BRL
CDI .............. At Maturity 1/02/25 7,983,000 BRL (88,475) — (88,475)
Receive Fixed 7.62% .. At Maturity
Pay Floating 1-day BRL
CDI .............. At Maturity 1/02/25 7,486,434 BRL (84,154) — (84,154)
Receive Fixed 7.625% . At Maturity
Pay Floating 1-day BRL
CDI .............. At Maturity 1/02/25 9,180,972 BRL (102,361) — (102,361)
Receive Fixed 8.13% .. At Maturity
Pay Floating 1-day BRL
CDI .............. At Maturity 1/02/25 40,813,571 BRL (353,558) — (353,558)
Receive Fixed 8.13% .. At Maturity
Pay Floating 1-day BRL
CDI .............. At Maturity 1/04/27 30,914,651 BRL (480,722) — (480,722)
Receive Fixed 8.19% .. At Maturity
Pay Floating 1-day BRL
CDI .............. At Maturity 1/04/27 900,000 BRL (12,740) — (12,740)
Receive Fixed 8.37% .. At Maturity
Pay Floating 1-day BRL
CDI .............. At Maturity 1/02/29 1,443,981 BRL (27,877) — (27,877)
Receive Fixed 8.405% . At Maturity
Pay Floating 1-day BRL
CDI .............. At Maturity 1/02/29 2,006,000 BRL (37,860) — (37,860)
Receive Fixed 8.45% .. At Maturity
Pay Floating 1-day BRL
CDI .............. At Maturity 1/02/29 1,795,371 BRL (33,089) — (33,089)
Receive Fixed 8.485% . At Maturity
Pay Floating 1-day BRL
CDI .............. At Maturity 1/02/29 955,784 BRL (17,301) — (17,301)
Total Interest Rate Swap Contracts ............................... $(1,535,780) $ — $(1,535,780)

Templeton Emerging Markets Income Fund
Financial Statements
Statement of Assets and Liabilities
December 31, 2021
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

Templeton
Emerging
Markets Income
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers ................................................................... $416,442,565
Cost - Non-controlled affiliates (Note 3c) ........................................................ 59,211,087
Value - Unaffiliated issuers .................................................................. $332,296,722
Value - Non-controlled affiliates (Note 3c) ....................................................... 59,211,087
Cash .................................................................................... 25,927
Restricted cash for OTC derivative contracts (Note 1d) ............................................... 650,000
Restricted currency, at value (cost $366) (Not e 1e) .................................................. 363
Foreign currency, at value (cost $1,062,723) ...................................................... 1,066,647
Receivables:
Interest ................................................................................. 5,345,963
Deposits with brokers for:
OTC derivative contracts .................................................................. 4,900,000
Centrally cleared swap contracts ............................................................ 1,434,513
Variation margin on centrally cleared swap contracts ............................................... 10,511
Unrealized appreciation on OTC forward exchange contracts .......................................... 3,726,451
Total assets .......................................................................... 408,668,184
Liabilities:
Payables:
Credit facility (Not e 11) ..................................................................... 36,000,000
Management fees ......................................................................... 305,941
Trustees' fees and expenses ................................................................. 42,498
Due to brokers ............................................................................. 650,000
Unrealized depreciation on OTC forward exchange contracts .......................................... 6,979,566
Deferred tax ............................................................................... 495,663
Accrued expenses and other liabilities ........................................................... 435,852
Total liabilities ......................................................................... 44,909,520
Net assets, at value ................................................................. $363,758,664
Net assets consist of:
Paid-in capital ............................................................................. $580,395,759
Total distributable earnings (losses) ............................................................. (216,637,095)
Net assets, at value ................................................................. $363,758,664
Shares outstanding ......................................................................... 47,998,418
Net asset value per share .................................................................... $7.58

Templeton Emerging Markets Income Fund
Financial Statements
Statement of Operations
for the year ended December 31, 2021
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

Templeton
Emerging
Markets Income
Fund
Investment income:
Dividends:
Non-controlled affiliates (Note 3c) ............................................................. $2,422
Interest: (net of foreign taxes of $511,295)
Unaffiliated issuers:
Inflation principal adjustments .............................................................. 3,671,409
Paid in cash
a
........................................................................... 27,714,994
Income from securities loaned:
Unaffiliated entities (net of fees and rebates) ..................................................... 32,084
Non-controlled affiliates (Note 3c) ............................................................. 8
Total investment income ................................................................... 31,420,917
Expenses:
Management fees (Note 3 a ) ................................................................... 3,977,622
Interest expense (Note 11) .................................................................... 2,610
Transfer agent fees ......................................................................... 56,889
Custodian fees ............................................................................. 113,059
Reports to shareholders fees .................................................................. 73,541
Registration and filing fees .................................................................... 48,360
Professional fees ........................................................................... 296,054
Trustees' fees and expenses .................................................................. 74,644
Other .................................................................................... 230,854
Total expenses ......................................................................... 4,873,633
Expenses waived/paid by affiliates (Note 3c) ................................................... (24,568)
Net expenses ......................................................................... 4,849,065
Net investment income ................................................................ 26,571,852
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments: (net of foreign taxes of $8,640)
Unaffiliated issuers ...................................................................... (36,695,604)
Foreign currency transactions ................................................................ (851,452)
Forward exchange contracts ................................................................. (15,893,251)
Swap contracts ........................................................................... (337,561)
Net realized gain (loss) .................................................................. (53,777,868)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers ...................................................................... (2,141,772)
Translation of other assets and liabilities denominated in foreign currencies .............................. (354,702)
Forward exchange contracts ................................................................. 3,603,046
Swap contracts ........................................................................... (1,535,780)
Change in deferred taxes on unrealized appreciation ............................................... (158,283)
Net change in unrealized appreciation (depreciation) ............................................ (587,491)
Net realized and unrealized gain (loss) ............................................................ (54,365,359)
Net increase (decrease) in net assets resulting from operations .......................................... $(27,793,507)
a
Includes amortization of premium and accretion of discount.

Templeton Emerging Markets Income Fund
Financial Statements
Statements of Changes in Net Assets
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

Templeton Emerging Markets Income Fund
Year Ended
December 31, 2021
Year Ended
December 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income ................................................. $26,571,852 $18,393,372
Net realized gain (loss) ................................................. (53,777,868) (66,866,020)
Net change in unrealized appreciation (depreciation) ........................... (587,491) 26,487,258
Net increase (decrease) in net assets resulting from operations ................ (27,793,507) (21,985,390)
Distributions to shareholders .............................................. — (17,959,401)
Distributions to shareholders from tax return of capital ........................... (36,545,996) (9,428,497)
Total distributions to shareholders .......................................... (36,545,996) (27,387,898)
Net increase (decrease) in net assets ................................... (64,339,503) (49,373,288)
Net assets:
Beginning of year ....................................................... 428,098,167 477,471,455
End of year ........................................................... $363,758,664 $428,098,167

Templeton Emerging Markets Income Fund
Notes to Financial Statements

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Annual Report
1. Organization and Significant Accounting Policies
Templeton Emerging Markets Income Fund (Fund) is
registered under the Investment Company Act of 1940 (1940
Act) as a closed-end management investment company and
applies the specialized accounting and reporting guidance in
U.S. Generally Accepted Accounting Principles (U.S. GAAP).
The following summarizes the Fund's significant accounting
policies.
a. Financial Instrument Valuation
The Fund's investments in financial instruments are carried
at fair value daily. Fair value is the price that would be
received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the
measurement date. The Fund calculates the net asset
value (NAV) per share each business day as of 4 p.m.
Eastern time or the regularly scheduled close of the New
York Stock Exchange (NYSE), whichever is earlier. Under
compliance policies and procedures approved by the Fund's
Board of Trustees (the Board), the Fund's administrator has
responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund
may utilize independent pricing services, quotations from
securities and financial instrument dealers, and other market sources to determine fair value.
Equity securities listed on an exchange or on the NASDAQ
National Market System are valued at the last quoted sale
price or the official closing price of the day, respectively.
Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is
primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day
that the value of the security is determined. Over-the-counter
(OTC) securities are valued within the range of the most
recent quoted bid and ask prices. Securities that trade
in multiple markets or on multiple exchanges are valued
according to the broadest and most representative market.
Certain equity securities are valued based upon fundamental
characteristics or relationships to similar securities.
Debt securities generally trade in the OTC market rather
than on a securities exchange. The Fund's pricing services
use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through
which quotes from market makers are used to determine
fair value. In instances where sufficient market activity
may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market
characteristics such as benchmark yield curves, credit
spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities
denominated in a foreign currency are converted into their
U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the
foreign debt securities are determined.
Investments in open-end mutual funds are valued at the
closing NAV.
Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund's pricing services
use various techniques including industry standard option
pricing models and proprietary discounted cash flow models
to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as
measured by the fair value of the contract, is included in net assets.
The Fund has procedures to determine the fair value of
financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund
primarily employs a market-based approach which may
use related or comparable assets or liabilities, recent
transactions, market multiples, book values, and other
relevant information for the investment to determine the
fair value of the investment. An income-based valuation
approach may also be used in which the anticipated future
cash flows of the investment are discounted to calculate
fair value. Discounts may also be applied due to the nature
or duration of any restrictions on the disposition of the
investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market
existed.
Trading in securities on foreign securities stock exchanges
and OTC markets may be completed before 4 p.m. Eastern
time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur
between the time at which trading in a foreign security
is completed and 4 p.m. Eastern time that might call into

Templeton Emerging Markets Income Fund
Notes to Financial Statements

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Annual Report
question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the
value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at
4 p.m. Eastern time. In order to minimize the potential for
these differences, an independent pricing service may be
used to adjust the value of the Fund's portfolio securities to the latest indications of fair value at 4 p.m. Eastern time.
When the last day of the reporting period is a non-business
day, certain foreign markets may be open on those days
that the Fund's NAV is not calculated, which could result
in differences between the value of the Fund's portfolio
securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due
to an open foreign market are adjusted and reflected by the
Fund for financial reporting purposes.
b. Foreign Currency Translation
Portfolio securities and other assets and liabilities
denominated in foreign currencies are translated into U.S.
dollars based on the exchange rate of such currencies
against U.S. dollars on the date of valuation. The Fund may
enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases
and sales of securities, income and expense items
denominated in foreign currencies are translated into U.S.
dollars at the exchange rate in effect on the transaction date.
Portfolio securities and assets and liabilities denominated
in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,
events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent
value. If such an event occurs, the foreign exchange rate
will be valued at fair value using procedures established and approved by the Board.
The Fund does not separately report the effect of changes
in foreign exchange rates from changes in market prices
on securities held. Such changes are included in net
realized and unrealized gain or loss from investments in the
Statement of Operations.
Realized foreign exchange gains or losses arise from sales
of foreign currencies, currency gains or losses realized
between the trade and settlement dates on securities
transactions and the difference between the recorded
amounts of dividends, interest, and foreign withholding
taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains
and losses arise from changes in foreign exchange rates
on foreign denominated assets and liabilities other than
investments in securities held at the end of the reporting
period.
c. Derivative Financial Instruments
The Fund invested in derivative financial instruments in
order to manage risk or gain exposure to various other
investments or markets. Derivatives are financial contracts
based on an underlying or notional amount, require no
initial investment or an initial net investment that is smaller than would normally be required to have a similar response
to changes in market factors, and require or permit net
settlement. Derivatives contain various risks including
the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in
excess of the amounts shown in the Statement of Assets
and Liabilities. Realized gain and loss and unrealized
appreciation and depreciation on these contracts for the
period are included in the Statement of Operations.
Derivative counterparty credit risk is managed through a
formal evaluation of the creditworthiness of all potential
counterparties. The Fund attempts to reduce its exposure
to counterparty credit risk on OTC derivatives, whenever
possible, by entering into International Swaps and
Derivatives Association (ISDA) master agreements
with certain counterparties. These agreements contain
various provisions, including but not limited to collateral
requirements, events of default, or early termination.
Termination events applicable to the counterparty include
certain deteriorations in the credit quality of the counterparty.
Termination events applicable to the Fund include failure
of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In
the event of default or early termination, the ISDA master
agreement gives the non-defaulting party the right to net
and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by
1. Organization and Significant Accounting Policies
(continued)
a. Financial Instrument Valuation
(continued)

Templeton Emerging Markets Income Fund
Notes to Financial Statements

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Annual Report
one counterparty to the other. However, absent an event
of default or early termination, OTC derivative assets
and liabilities are presented gross and not offset in the
Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the
Fund of any net liability owed to that counterparty under the
ISDA agreement.
Collateral requirements differ by type of derivative.
Collateral or initial margin requirements are set by the
broker or exchange clearing house for exchange traded
and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or
securities. For OTC derivatives traded under an ISDA master
agreement, posting of collateral is required by either the
Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty
exceeds the minimum transfer amount, which typically
ranges from $100,000 to $250,000, and can vary depending
on the counterparty and the type of agreement. Generally,
collateral is determined at the close of Fund business each
day and any additional collateral required due to changes
in derivative values may be delivered by the Fund or the
counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for
OTC derivatives, if any, is held in segregated accounts with the Fund's custodian/counterparty broker and can be in
the form of cash and/or securities. Unrestricted cash may
be invested according to the Fund's investment objectives.
To the extent that the amounts due to the Fund from its
counterparties are not subject to collateralization or are
not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.
The Fund entered into OTC forward exchange contracts
primarily to manage and/or gain exposure to certain foreign
currencies. A forward exchange contract is an agreement
between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.
The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is
an agreement between the Fund and a counterparty to
exchange cash flows based on the difference between
two interest rates, applied to a notional amount. These
agreements may be privately negotiated in the over-the-
counter market (OTC interest rate swaps) or may be
executed on a registered exchange (centrally cleared
interest rate swaps). For centrally cleared interest rate
swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets
and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are
accrued daily and recorded as unrealized depreciation and
appreciation until the payments are made, at which time they are realized.
See Note 10 regarding other derivative information.
d. Restricted Cash
At December 31, 2021, the Fund held restricted cash in
connection with investments in certain derivative securities.
Restricted cash is held in a segregated account with the
Fund’s custodian and is reflected in the Statement of Assets and Liabilities.
e. Restricted Currency
At December 31, 2021, the Fund held currencies in certain
markets in which the ability to repatriate such currency is
limited. As a result of such limitations on repatriation, the
Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements
in currency value.
f. Securities Lending
The Fund participates in an agency based securities lending
program to earn additional income. The Fund receives
collateral in the form of cash and/or U.S. Government
and Agency securities against the loaned securities in an
amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned
securities, as determined at the close of Fund business each day; any additional collateral required due to changes in
security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint
cash account with other funds and is used to invest in a
money market fund managed by Franklin Advisers, Inc., an
affiliate of the Fund. The Fund may receive income from
the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities
loaned, net of fees paid to the securities lending agent and/
1. Organization and Significant Accounting Policies
(continued)
c. Derivative Financial Instruments
(continued)

Templeton Emerging Markets Income Fund
Notes to Financial Statements

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Annual Report
or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect
to any cash collateral investment, securities loaned, and
the risk that the agent may default on its obligations to the
Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the
securities in the open market using the collateral received.
The securities lending agent has agreed to indemnify the
Fund in the event of default by a third party borrower. At
December 31, 2021, the Fund had no securities on loan.
g. Income and Deferred Taxes
It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund
intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from
federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.
The Fund may be subject to foreign taxation related to
income received, capital gains on the sale of securities
and certain foreign currency transactions in the foreign
jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist
in the foreign markets in which the Fund invests. When a
capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be
payable if the securities were disposed of on the valuation
date.
The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain
tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based
on its technical merits. As of December 31, 2021, the Fund
has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open
tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and
are based on the statute of limitations in each jurisdiction in which the Fund invests.
h. Security Transactions, Investment Income,
Expenses and Distributions
Security transactions are accounted for on trade date.
Realized gains and losses on security transactions are
determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of
premium and accretion of discount on debt securities are
included in interest income. Distributions to shareholders are recorded on the ex-dividend date. Effective June 1, 2021,
the Fund employs a managed distribution policy whereby the
Fund will make monthly distributions to shareholders at an
annual minimum fixed rate of 8.5%, based on the average
monthly NAV of the Fund’s common shares. Effective August
2, 2021, the annual minimum fixed rate increased from 8.5%
to 10%. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net
ordinary income and short-term capital gains. The balance
of the distribution will then come from long-term capital gains to the extent permitted and, if necessary, a return of capital.
Distributable earnings are determined according to income
tax regulations (tax basis) and may differ from earnings
recorded in accordance with U.S. GAAP. These differences
may be permanent or temporary. Permanent differences
are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net
assets or the results of operations. Temporary differences
are not reclassified, as they may reverse in subsequent
periods.
Inflation-indexed bonds are adjusted for inflation through
periodic increases or decreases in the security's interest
accruals, face amount, or principal redemption value, by
amounts corresponding to the rate of inflation as measured
by an index. Any increase or decrease in the face amount
or principal redemption value will be included as inflation
principal adjustments in the Statement of Operations.
i. Accounting Estimates
The preparation of financial statements in accordance with
U.S. GAAP requires management to make estimates and
assumptions that affect the reported amounts of assets
and liabilities at the date of the financial statements and
the amounts of income and expenses during the reporting
period. Actual results could differ from those estimates.
1. Organization and Significant Accounting Policies
(continued)
f. Securities Lending
(continued)

Templeton Emerging Markets Income Fund
Notes to Financial Statements

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Annual Report
j. Guarantees and Indemnifications
Under the Fund's organizational documents, its officers
and trustees are indemnified by the Fund against certain
liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business,
the Fund, enters into contracts with service providers
that contain general indemnification clauses. The Fund's
maximum exposure under these arrangements is unknown
as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund
expects the risk of loss to be remote.
2. Shares of Beneficial Interest
At December 31, 2021, there were an unlimited number of shares authorized (without par value). During the years ended
December 31, 2021 and 2020 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.
Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 610,500 shares. During the years ended December 31, 2021 and 2020, there were no shares repurchased.
3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton.
Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
a. Management Fees
The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:
For the year ended December 31, 2021, the gross effective investment management fee rate was 1.000% of the Fund’s average daily net assets.
b. Administrative Fees
Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.
Subsidiary Affiliation
Franklin Advisers, Inc. (Advisers) Investment manager
Franklin Templeton Services, LLC (FT Services) Administrative manager
Annualized Fee Rate Net Assets
1.000% Up to and including $1 billion
0.980% Over $1 billion, up to and including $5 billion
0.960% Over $5 billion, up to and including $10 billion
0.940% Over $10 billion, up to and including $15 billion
0.920% Over $15 billion, up to and including $20 billion
0.900% In excess of $20 billion
1. Organization and Significant Accounting Policies
(continued)

Templeton Emerging Markets Income Fund
Notes to Financial Statements

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Annual Report
c. Investments in Affiliated Management Investment Companies
The Fund invests in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund does not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2021, the Fund held investments in affiliated management investment companies as follows:
4. Income Taxes
For tax purposes, capital losses may be carried over to offset future capital gains.
At December 31, 2021, the capital loss carryforwards were as follows:
For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2021, the Fund deferred late-year ordinary losses of $4,951,314.
The tax character of distributions paid during the years ended December 31, 2021 and 2020, was as follows:
    aa
Value at
Beginning
of Year Purchases Sales
Realized Gain
(Loss)
Net Change in
Unrealized
Appreciation
(Depreciation)
Value
at End
of Year
Number of
Shares Held
at End
of Year
Investment
Income
a       a   a   a   a   a   a   a
Templeton Emerging Markets Income Fund
Non-Controlled Affiliates
Dividends
Institutional Fiduciary Trust -
Money Market Portfolio, 0.01% . $ 54,497,661 $ 315,797,868 $ (311,084,442) $ — $ — $ 59,211,087 59,211,087 $ 2,422
Non-Controlled Affiliates
Income from
securities
loaned
Institutional Fiduciary Trust -
Money Market Portfolio, 0.01% . $— $871,850 $(871,850) $— $— $— — $8
Total Affiliated Securities ... $54,497,661 $316,669,718 $(311,956,292) $— $— $59,211,087 $2,430
Capital loss carryforwards not subject to expiration:
Short term ................................................................................ $4,121,626
Long term ................................................................................ 83,579,091
Total capital loss carryforwards ............................................................... $87,700,717
2021 2020
Distributions paid from:
Ordinary income .......................................................... $— $17,959,401
Return of capital ........................................................... 36,545,996 9,428,497
$36,545,996 $27,387,898
3. Transactions with Affiliates
(continued)

Templeton Emerging Markets Income Fund
Notes to Financial Statements

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Annual Report
At December 31, 2021, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:
Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, bond discounts and premiums and inflation related adjustments on foreign securities.
5. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2021, aggregated
$227,420,531 and $274,788,769, respectively.
6. Credit Risk
At December 31, 2021, the Fund had 57.0% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.
7. Concentration of Risk
Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.
At December 31, 2021, the Fund had 0.8% of its net assets denominated in Argentine Pesos. Argentina has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund's holdings.
8. Novel Coronavirus Pandemic
The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.
Cost of investments .......................................................................... $509,909,299
Unrealized appreciation ........................................................................ $17,268,586
Unrealized depreciation ........................................................................ (140,458,971)
Net unrealized appreciation (depreciation) .......................................................... $(123,190,385)
4. Income Taxes
(continued)

Templeton Emerging Markets Income Fund
Notes to Financial Statements

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Annual Report
9. Restricted Securities
The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.
At December 31, 2021, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:
10. Other Derivative Information
At December 31, 2021, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:
Principal
Amount /
Shares Issuer
Acquisition
Date Cost Value
Templeton Emerging Markets Income Fund
93,760,463
a
K2016470219 South Africa Ltd., A ............... 5/10/11 - 2/01/17 $ 538,947 $ —
161,018,517
a
K2016470219 South Africa Ltd., B ............... 5/10/11 - 2/01/17 119,550 —
12,070,080
Reventazon Finance Trust, Senior Secured Bond, 144A,
8%, 11/15/33 .............................. 12/18/13 12,070,080 12,959,305
Total Restricted Securities (Value is 3.6% of Net Assets) .............. $12,728,577 $12,959,305
a
The Fund also invests in unrestricted securities of the issuer, valued at $0 as of December 31, 2021.
Asset Derivatives Liability Derivatives
Derivative Contracts
Not Accounted for as
Hedging Instruments
Statement of
Assets and Liabilities
Location Fair Value
Statement of
Assets and Liabilities
Location Fair Value
Templeton Emerging Markets Income Fund
Interest rate contracts .......
Variation margin on centrally
cleared swap contracts
$ — Variation margin on centrally
cleared swap contracts
$ 1,535,780
a
Foreign exchange contracts ..
Unrealized appreciation on OTC
forward exchange contracts
3,726,451 Unrealized depreciation on OTC
forward exchange contracts
6,979,566
Total .................... $3,726,451 $8,515,346
a
This amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

Templeton Emerging Markets Income Fund
Notes to Financial Statements

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Annual Report
For the year ended December 31, 2021, the effect of derivative contracts in the Statement of Operations was as follows:
For the year ended December 31, 2021, the average month end notional amount of swap contracts represented $22,639,802.
The average month end contract value of forward exchange contracts was $518,365,491.
At December 31, 2021, OTC derivative assets and liabilities are as follows:
Derivative Contracts
Not Accounted for as
Hedging Instruments
Statement of
Operations Location
Net Realized
Gain (Loss) for
the Year
Statement of
Operations Location
Net Change in
Unrealized
Appreciation
(Depreciation)
for the Year
Templeton Emerging Markets Income Fund
Net realized gain (loss) from: Net change in unrealized
  appreciation (depreciation) on:
Interest rate contracts ..........
Swap contracts $(337,561) Swap contracts $(1,535,780)
Foreign exchange contracts .....
Forward exchange contracts (15,893,251) Forward exchange contracts 3,603,046
Total ....................... $(16,230,812) $2,067,266
Gross Amounts of
Assets and Liabilities Presented
in the Statement of Assets and Liabilities
Assets
a
Liabilities
a
Templeton Emerging Markets Income Fund
Derivatives
Forward exchange contracts ............................. $ 3,726,4 51 $ 6,979,56 6
Total ............................................. $3,726,451 $6,979,566
a
Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
10. Other Derivative Information
(continued)

Templeton Emerging Markets Income Fund
Notes to Financial Statements

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Annual Report
At December 31, 2021, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:
At December 31, 2021, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:
Amounts Not Offset in the
Statement of Assets and Liabilities
Gross
Amounts of
Assets Presented in
the Statement of
Assets and Liabilities
Financial
Instruments
Available for
Offset
Financial
Instruments
Collateral
Received
a
Cash
Collateral
Received
b
Net Amount
(Not less
than zero)
Templeton Emerging Markets Income Fund
Counterparty
BOFA .................... $321,967 $— $— $(280,000) $41,967
CITI ..................... 622,619 (576,800) — — 45,819
DBAB ................... 74,214 (23,983) — (50,231) —
GSCO ................... — — — — —
HSBK ................... 661,248 — (417,674) — 243,574
JPHQ ................... 1,129,508 (1,129,508) — — —
MSCO ................... 527,952 (527,952) — — —
SCNY ................... 388,943 — — (260,000) 128,943
Total ................... $3,726,451 $(2,258,243) $ (417,674) $(590,231) $460,303
$ 1
Amounts Not Offset in the
Statement of Assets and Liabilities
Gross
Amounts of
Liabilities
Presented in
the Statement of
Assets and Liabilities
Financial
Instruments
Available for
Offset
Financial
Instruments
Collateral
Pledged
Cash
Collateral
Pledged
b
Net Amount
(Not less
than zero)
Templeton Emerging Markets Income Fund
Counterparty
BOFA .................... $— $— $— $— $—
CITI ..................... 576,800 (576,800) — — —
DBAB ................... 23,983 (23,983) — — —
GSCO ................... 3,955,552 — — (3,950,000) 5,552
HSBK ................... — — — — —
JPHQ ................... 1,716,589 (1,129,508) — (587,081) —
MSCO ................... 706,642 (527,952) — — 178,690
SCNY ................... — — — — —
Total ................... $6,979,566 $(2,258,243) $— $(4,537,081) $184,242
10. Other Derivative Information
(continued)

Templeton Emerging Markets Income Fund
Notes to Financial Statements

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Annual Report
See Note 1(c) regarding derivative financial instruments.
See Abbreviations on page 34.
11. Credit Facility
On December 10, 2021, the Fund entered into a senior secured revolving credit facility agreement (Credit Facility) with The
Bank of Nova Scotia (BNS) pursuant to which the Fund may borrow up to a maximum commitment amount of $100 million, which matures on December 9, 2022. The Credit Facility provides a source of funds to the Fund to purchase additional investments as part of its investment strategy.
Under the terms of the Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund at the applicable rate, pay an upfront fee of 0.05% and an annual commitment fee of 0.25% based on the unused portion of the
Credit Facility or 0.15% whenever the outstanding borrowings exceed 75% of the commitment amount. As security for the obligations of the Fund under the Credit Facility, the Fund has granted to BNS a security interest in the assets of the Fund.
At December 31, 2021, the Fund had outstanding borrowings of $36,000,000, which approximates fair value, and incurred interest expenses at a rate equal to the 6-month U.S. Dollar London Interbank Offered Rate plus 0.70%. The borrowings are categorized as Level 2 within the fair value hierarchy. The average borrowings and the average interest rate for the days with outstanding borrowings during the year ended December 31, 2021, were $36,000,000 and 0.99%, respectively.
12. Fair Value Measurements
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources
(observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical financial instruments
Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)
a
At December 31, 2021, the Fund received United Kingdom Treasury Bonds as collateral for derivatives.
b
In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of over collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.
10. Other Derivative Information
(continued)

Templeton Emerging Markets Income Fund
Notes to Financial Statements

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Annual Report
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
A summary of inputs used as of December 31, 2021, in valuing the Fund's assets and liabilities carried at fair value, is as follows:
Level 1 Level 2 Level 3 Total
Templeton Emerging Markets Income Fund
Assets:
Investments in Securities:
Common Stocks :
South Africa .......................... $ 819,062 $ — $ —
a
$ 819,062
Warrants .............................. — — —
a
—
Convertible Bonds ....................... — 4,303,819 — 4,303,819
Corporate Bonds :
Bermuda ............................ — 335,347 — 335,347
Costa Rica ........................... — — 12,959,305 12,959,305
South Africa .......................... — — —
a
—
Foreign Government and Agency Securities .... — 268,741,561 — 268,741,561
Escrows and Litigation Trusts ............... — — —
a
—
Short Term Investments ................... 59,211,087 45,137,628 — 104,348,715
Total Investments in Securities ........... $60,030,149 $318,518,355 $12,959,305 $391,507,809
Other Financial Instruments:
Forward exchange contracts ............... $ — $ 3,726,451 $ — $ 3,726,451
Restricted Currency (ARS) ................. — 363 — 363
Swap contracts ......................... — — — —
Total Other Financial Instruments ......... $— $3,726,814 $— $3,726,814
Receivables:
Interest (ARS) ........................... $— $63,000 $— $63,000
Liabilities:
Other Financial Instruments:
Forward exchange contracts ................ $ — $ 6,979,566 $ — $ 6,979,566
Swap contracts .......................... — 1,535,780 — 1,535,780
Total Other Financial Instruments ......... $— $8,515,346 $— $8,515,346
Payables:
Deferred Tax (ARS) ....................... $— $1,220 $— $1,220
a
Includes securities determined to have no value at December 31, 2021.
12. Fair Value Measurements
(continued)

Templeton Emerging Markets Income Fund
Notes to Financial Statements

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Annual Report
A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period. At December 31, 2021, the reconciliation is as follows:
Balance at
Beginning of
Year Purchases
a
Sales
b
Transfer
Into
Level 3
Transfer
Out of
Level 3
c
Net
Accretion
( Amortiza -
tion )
Net
Realized
Gain
(Loss)
Net
Unr ealized
Appreciation
(Depreciation)
Balance
at End
of Year
Net Change in
Unrealized
Appreciation
(Depreciation)
on Assets
Held at
Year End
a a a a a a a a a a a
Templeton Emerging Markets Income Fund
Assets:
Investments in Securities:
Common Stocks :
Mexico ...... $ —
d
$ — $ (107) $ — $ — $ — $ (8,419,893) $ 8,420,000 $ — $ —
South Africa .. —
d
— — — — — — — —
d
—
Warrants :
Mexico ...... —
d
— — — — — — — —
d
—
Tanzania .... 58,239 — — — — — (18,666) (39,573) — —
Corporate Bonds :
Costa Rica ... 12,171,980 — (550,080) — — — — 1,337,405 12,959,305 1,317,870
South Africa .. 193,230
d
24,252 — — — 733,899 — (951,381) —
d
(951,381)
Tanzania .... 4,298,803 — (1,664,100) — — — (12,235,900) 9,601,197 — —
Foreign
Government
and Agency
Securities :
Argentina .... 12,047,337 — — — (12,047,337) — — — — —
Escrows and
Litigation Trusts .. — —
d
(24,718) — — — 24,718 — —
d
—
Short Term
Investments .... 761,476 — — — (761,476) — — — — —
Total Investments in
Securities ......... $29,531,065 $24,252 $(2,239,005) $— $(12,808,813) $733,899 $(20,649,741) $18,367,648 $12,959,305 $366,489
Other Financial Instruments:
Restricted Currency
(ARS) ........
$2,615 $— $— $— $(2,615) $— $— $— $— $—
Receivables:
Interest (ARS) .
$202,372 $— $— $— $(202,372) $— $— $— $— $—
Liabilities:
Payables:
Investment
Securities
Purchased (ARS) .
$119,661 $— $— $— $(119,661) $— $— $— $— $—
Deferred Tax (ARS)
$1,730 $— $— $— $(1,730) $— $— $— $— $—
a
Purchases include all purchases of securities and securities received in corporate actions.
b
Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
c
Transfers out of level 3 were as a result of changes in the levels of observable liquidity and the improved reliability of a significant input.
d
Includes securities determined to have no value.
12. Fair Value Measurements
(continued)

Templeton Emerging Markets Income Fund
Notes to Financial Statements

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Annual Report
Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2021, are as follows:
13. New Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04,
Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January
2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
14. Subsequent Events
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.
Description
Fair Value at
End of Year
Valuation
Technique
Unobservable
Inputs Amount
Impact to Fair
Value if Input
Increases
a
Templeton Emerging Markets Income Fund
Assets:
Investments in Securities:
Corporate Bonds:
Costa Rica
............
$12,959,305 Discounted cash
flow
Discount rate
b
6.6% Decrease
c
All Other
...................
—
d
Total
.........................
$12,959,305
a
Represents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input.
A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
b
The discount rate is comprised of the risk-free rate, the 10-year Costa Rican CDS curve, and an incremental credit spread that combines with the first two components to arrive at an 8% yield on issue date for an 8% coupon bond issued at par.
c
Represents a significant impact to fair value and net assets.
d
Includes securities determined to have no value at December 31, 2021.
12. Fair Value Measurements
(continued)

Templeton Emerging Markets Income Fund
Notes to Financial Statements

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Annual Report
Abbreviations
Counterparty
BOFA
Bank of America Corp.
CITI
Citibank NA
DBAB
Deutsche Bank AG
GSCO
Goldman Sachs Group, Inc.
HSBK
HSBC Bank plc
JPHQ
JPMorgan Chase Bank NA
MSCO
Morgan Stanley
SCNY
Standard Chartered Bank
Selected Portfolio
CDI
certificado de deposito interbancário
CER
Reference Stabilization Coefficient
PIK
Payment-In-Kind
Cu r rency
ARS
Argentine Peso
BRL
Brazilian Real
COP
Colombian Peso
EGP
Egyptian Pound
EUR
Euro
GHS
Ghanaian Cedi
IDR
Indonesian Rupiah
KRW
South Korean Won
PEN
Peruvian Nuevo Sol
THB
Thai Baht
TRY
Turkish Lira
USD
United States Dollar
UZS
Uzbekistani Som

Templeton Emerging Markets Income Fund
Report of Independent Registered Public Accounting Firm

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Annual Report
To the Board of Trustees and Shareholders of Templeton Emerging Markets Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton
Emerging Markets Income Fund (the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December
31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31,
2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company
Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange
Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
February 17, 2022
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Templeton Emerging Markets Income Fund
Tax Information (unaudited)

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Annual Report
By mid-February, tax information related to a shareholder's proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following am ounts , or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2021:
Note (1) - The Law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.
Under Section 853 of the Internal Revenue Code, the Fund intends to elect to pass through to its shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Fund during the fiscal year ended December 31, 2021:
Pursuant to: Amount Reported
Interest Earned from Federal Obligations Note (1) $47,069
Amount Reported
Foreign Taxes Paid $1,197,170
Foreign Source Income Earned $41,743,749

Templeton Emerging Markets Income Fund

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Annual Report
Important Information to Shareholders
Share Repurchase Program
The Fund’s Board previously authorized the Fund to
repurchase up to 10% of the Fund’s outstanding shares in
open-market transactions, at the discretion of management.
This authorization remains in effect.
In exercising its discretion consistent with its portfolio
management responsibilities, the investment manager will
take into account various other factors, including, but not
limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be
undesirable because of liquidity concerns or because the
sale might subject the Fund to adverse tax consequences.
Any repurchases would be made on a national securities
exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or
borrowing of the Fund. If and when the Fund’s 10% threshold
is reached, no further repurchases could be completed until
authorized by the Board. Until the 10% threshold is reached,
Fund management will have the flexibility to commence
share repurchases if and when it is determined to be
appropriate in light of prevailing circumstances.
In the Notes to Financial Statements section, please
see note 2 (Shares of Beneficial Interest) for additional
information regarding shares repurchased.
Managed Distribution Plan
On May 18, 2021, the Fund’s Board of Trustees (the “Board”)
approved a managed distribution plan, effective June 1,
2021, pursuant to which the Fund would make monthly
distributions to shareholders at an annual minimum fixed
rate of 8.5%, based on the average monthly net asset
value (NAV) of the Fund’s common shares.  On August 2,
2021, the Fund announced that the Board had approved
an increase to the minimum fixed rate of the managed
distribution plan to 10%. The Fund will calculate the average
NAV from the previous month based on the number of
business days in that month on which the NAV is calculated.
The distribution will be calculated as 10% of the previous
month’s average NAV, divided by 12. Management will
generally distribute amounts necessary to satisfy the Fund’s plan and the requirements prescribed by excise tax rules
and Subchapter M of the Internal Revenue Code. The plan
is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month
and is intended to narrow the discount between the market
price and the NAV of the Fund’s common shares, but there is
no assurance that the plan will be successful in doing so.
Under the managed distribution plan, to the extent that
sufficient investment income is not available on a monthly
basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. No conclusions should be drawn about the Fund’s
investment performance from the amount of the Fund’s
distributions or from the terms of the Fund’s managed
distribution plan.
The Board may amend the terms of the plan or terminate
the plan at any time. The amendment or termination of the
plan could have an adverse effect on the market price of
the Fund’s common shares. The plan will be subject to the
periodic review by the Board, including a yearly review of
the annual minimum fixed rate to determine if an adjustment
should be made.
In compliance with Rule 19a-1 of the Investment Company
Act of 1940, shareholders will receive a notice that details the source of income for each dividend such as net
investment income, gain from the sale of securities and
return of principal. However, determination of the actual
source of the Fund’s dividend can only be made at year-end.
The actual source amounts of all Fund dividends will be
included in the Fund’s annual or semiannual reports.
In addition, the tax treatment may differ from the
accounting treatment used to calculate the source of the
Fund’s dividends as shown on shareholders’ statements.
Shareholders should refer to their Form 1099-DIV for
the character and amount of distributions for income tax
reporting purposes. Since each shareholder’s tax situation is unique, it may be advisable to consult a tax advisor as to the appropriate treatment of Fund distributions.
Approval of Borrowing Arrangements
On July 14, 2021 the Board approved the Fund to enter
into a committed, senior, secured revolving line of credit
facility (“Credit Facility”) with The Bank of Nova Scotia (the
“Bank”) in an aggregate amount of up to $100 million for
an initial 364-day term, and on December 10, 2021, the
Fund entered into the Credit Facility with the Bank. The
lenders participating in the Credit Facility include the Bank and a group of other lenders mutually agreeable to the

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Important Information to Shareholders

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Bank and the Fund. The purpose of the Credit Facility is
to provide the Fund with a source of funds to purchase
additional investments and pursue certain investment
strategies. Given the permanent capital structure and the
absence of daily liquidity requirements, the Fund’s closed-
end fund structure is particularly well-suited for leverage.
Management believes that it will benefit the Fund to use low-
cost debt capital to invest in higher return assets over the long-term. Management believes that now is an appropriate
time to initiate this strategy as the outlook for emerging
markets income is positive and interest rates remain low,
so potential long-term returns could significantly exceed the cost of the debt.
Information About the Fund’s Goal and Main
Investments, Principal Investment Strategy, and
Principal Risks
Your Fund’s Goal and Main Investments
The Fund seeks high, current income, with a secondary
goal of capital appreciation, by investing, under normal
market conditions, at least 80% of its net assets in income-
producing securities of sovereign or sovereign-related
entities and private sector companies in emerging market
countries. For purposes of the Fund’s 80% policy, income-
producing securities of entities in emerging markets include derivative instruments or other investments that have
economic characteristics similar to such securities.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least
80% of its net assets in income-producing securities of
sovereign or sovereign-related entities and private sector
companies located or operating in emerging market
countries. "Emerging market countries" are countries
considered to be emerging or frontier markets by the
International Monetary Fund or the United Nations; countries included as emerging or frontier markets by S&P Dow
Jones, Morgan Stanley Capital International or FTSE
Russell index providers; and countries in the JPMorgan
Emerging Markets Bond Index - Global (EMBIG), JPMorgan
Government Bond Index - Emerging Markets Broad (GBI-
EM Broad) or JPMorgan Corporate Emerging Markets
Bond Index Broad (CEMBI Broad) fixed income indexes.
Emerging market countries typically are located in the Asia
Pacific region, Eastern Europe, the Middle East, Central
and South America and Africa. Private sector companies
in emerging market countries are (i) companies whose
principal securities trading markets are in emerging market
countries, as defined above, (ii) companies that derive 50%
or more of their total revenue from either goods or services produced in such emerging market countries or sales
made in such emerging market countries, or (iii) companies
organized under the laws of, and with principal offices in,
emerging market countries. Included among the issuers of
emerging market country debt securities in which the Fund
may invest are entities organized and operated solely for
the purpose of restructuring the investment characteristics
of various securities. The Fund is permitted to invest in a
class of structured investments that is either subordinated or unsubordinated to the right of payment of another class.
The investment manager allocates the Fund's assets based
upon its assessment of changing market, political and
economic conditions. It considers various factors, including evaluation of interest rates, currency exchange rate changes and credit risks, as well as an assessment of the potential
impacts of material environmental, social and governance
factors on the long-term risk and return profile of a country.
The Fund may invest in securities denominated in currencies
other than the U.S. dollar, including currencies of emerging market countries. Securities denominated in currencies
other than the U.S. dollar may include money market
securities, as well as convertible, dividend-paying equity and equity-linked securities. Although the Fund is permitted to
engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to
its holdings of non-dollar denominated securities, the Fund
may be limited in its ability to hedge against these risks. In addition, to limit its risk exposure, the Fund will invest no more than 35% of its total assets in loan participations and loan assignments. The Fund may enter into repurchase and
reverse repurchase agreements.
The Fund’s investments in sovereign or sovereign-related
debt obligations will consist of (i) bonds, notes, bills,
debentures or other fixed income or floating rate securities issued or guaranteed by governments, governmental
agencies or instrumentalities, or government owned,
controlled or sponsored entities, including central
banks, located in emerging market countries (including
participations in and assignments of portions of loans
between governments and financial institutions), including
warrants for any such obligations, (ii) debt obligations
issued by entities organized and operated for the
purpose of restructuring the investment characteristics of

Templeton Emerging Markets Income Fund
Important Information to Shareholders

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Annual Report
instruments issued by any of the entities described above,
including indexed or currency linked securities, and (iii)
debt obligations issued by supranational organizations
such as the Asian Development Bank, the Inter-American
Development Bank, and the Corporacion Andina de
Fomento, among others. Such obligations may be issued in
either registered or bearer form.
The Fund’s investment in debt obligations of private sector
companies in emerging market countries will take the form
of bond notes, bills, debentures, convertible securities,
warrants, indexed or currency-linked securities, bank debt
obligations, short-term paper, loan participations, loan
assignments and interests issued by entities organized and
operated for the purpose of restructuring the investment
characteristics of instruments issued by emerging market
country issuers. Dollar-denominated emerging market
country debt securities held by the Fund will generally be
listed but not traded on a securities exchange, and non-
dollardenominated securities held by the Fund may or may
not be listed or traded on a securities exchange. The Fund
will not be subject to any restrictions on the maturities of the emerging market country debt securities it holds: those
maturities may range from overnight to more than 30 years.
The Fund may purchase credit-linked notes. Credit-linked
notes are intended to replicate the economic effects that
would apply had the Fund directly purchased the underlying
reference asset.
The Fund may invest without limitation in illiquid securities, for which there is a limited trading market and for which
a low trading volume of a particular security may result
in abrupt and erratic price movements. In addition, the
investment manager may engage in short-term trading in
the Fund’s portfolio when it believes it is consistent with
the Fund’s investment objectives. As a result of the Fund’s
investment policies, under certain market conditions, its
portfolio turnover rate may be higher than that of other
investment companies, and may be as high as 300%.
For purposes of pursuing its investment goals, the Fund
regularly enters into various currency related transactions
involving derivative instruments, principally currency and
cross currency forwards, but it may also use currency and
currency index futures contracts and currency options.
The Fund maintains extensive positions in currency
related derivative instruments as a hedging technique or
to implement a currency investment strategy, which could
expose a large amount of the Fund’s assets to obligations
under these instruments. The results of such transactions
may represent, from time to time, a large component of
the Fund’s investment returns. The use of these derivative
transactions may allow the Fund to obtain net long or net
negative (short) exposure to selected currencies. The Fund
also may enter into various other transactions involving
derivatives from time to time, including interest rate/bond
futures contracts (including those on government securities)
and swap agreements (which may include credit default
swaps, currency swaps, currency volatility swaps, currency
variance swaps and interest rate swaps). The use of these
derivative transactions may allow the Fund to obtain net long or net short exposures to selected interest rates, countries, duration or credit risks, or may be used for hedging
purposes.
The Fund may use fixed income total return swaps in an
amount up to 25% of the Fund’s net assets as measured
by notional value and consistent with the Fund’s investment
goal. The Fund may enter into interest rate swap contracts
to hedge the risk of changes in interest rates. The Fund
may use inflation index swaps to the extent consistent
with the Fund’s investment goal. The Fund may invest in
credit default swaps for hedging purposes, and also for
efficient portfolio management and to broaden investment
opportunities. Generally, the Fund may purchase and
write (sell) both put and call options on swap agreements,
commonly known as swaptions, although currently the Fund
only intends to purchase options on interest rate swaps. The
Fund may buy options on interest rate swaps to help hedge
the Fund’s risk of potentially rising interest rates. The Fund may purchase and sell financial futures contracts. The Fund
may also buy and sell index futures contracts with respect
to any securities index traded on a recognized securities
exchange or board of trade. The Fund may write (i.e., sell)
covered put and call options and purchase put and call
options on securities or securities indices that are traded
on United States and foreign exchanges or in the over-the-
counter markets. The Fund may write a call or put option
only if the option is "covered.”
The Fund may invest in derivatives in order to manage risk
or gain exposure to various other investments or markets.
The Fund may lend to broker-dealers portfolio securities
with an aggregate market value of up to onethird of its total assets. The Fund may purchase securities on a when-
issued or delayed delivery basis. The Fund may invest in
investment funds, other than those for which the investment

Templeton Emerging Markets Income Fund
Important Information to Shareholders

franklintempleton.com
Annual Report
manager serves as investment adviser or sponsor, which
invest principally in securities in which the Fund is authorized to invest.
The Fund may invest in senior secured corporate loans that
pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund may invest
its uninvested cash balances in affiliated Franklin Templeton money market funds.
A call option gives the purchaser of the option, upon
payment of a premium, the right to buy, and the seller the
obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the
option, upon payment of a premium, the right to sell, and
the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the
investment manager expects the price of a currency to
decline in value, the Fund may purchase put options that are expected to increase in value as the price of the currency
declines to hedge against such anticipated decline in value.
The Fund may invest in China Interbank bonds traded on
the China Interbank Bond Market through the China – Hong
Kong Bond Connect program. The Fund may invest in China
Interbank bonds traded on the China Interbank Bond Market
(“CIBM”) through the China – Hong Kong Bond Connect
program (“Bond Connect”). In China, the Hong Kong
Monetary Authority Central Money Markets Unit holds Bond
Connect securities on behalf of ultimate investors (such
as the Fund) in accounts maintained with a China-based
custodian (either the China Central Depository & Clearing
Co. or the Shanghai Clearing House). This recordkeeping
system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights
as a bondholder and the risks of settlement delays and
counterparty default of the Hong Kong sub-custodian. In
addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China
have limited experience in applying the concept of beneficial ownership. Bond Connect uses the trading infrastructure of
both Hong Kong and China and is not available on trading
holidays in Hong Kong. As a result, prices of securities
purchased through Bond Connect may fluctuate at times
when a Fund is unable to add to or exit its position.
Securities offered through Bond Connect may lose their
eligibility for trading through the program at any time. If Bond
Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased
through Bond Connect.
Bond Connect is subject to regulation by both Hong Kong
and China and there can be no assurance that further
regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations.
Bond Connect trades are settled in Chinese currency, the
renminbi (“RMB”). It cannot be guaranteed that investors
will have timely access to a reliable supply of RMB in Hong
Kong. Bond Connect is relatively new and its effects on the
Chinese interbank bond market are uncertain. In addition,
the trading, settlement and information technology systems
required for non-Chinese investors in Bond Connect
are relatively new. In the event of systems malfunctions,
trading via Bond Connect could be disrupted. In addition,
the Bond Connect program may be subject to further
interpretation and guidance. There can be no assurance
as to the program’s continued existence or whether future
developments regarding the program may restrict or
adversely affect the Fund’s investments or returns. Finally, uncertainties in China tax rules governing taxation of income and gains from investments via Bond Connect could result in
unexpected tax liabilities for a Fund.
The Fund is a “non-diversified” fund, which means it
generally invests a greater portion of its assets in the
securities of one or more issuers and invests overall in a
smaller number of issuers than a diversified fund.
In addition, for temporary defensive purposes, the Fund
may invest less than 80% of its assets in emerging market
country debt obligations.
Principal Investment Risks
You could lose money by investing in the Fund. Closed-end
fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the
Federal Deposit Insurance Corporation, the Federal Reserve
Board, or any other agency of the U.S. government.
Foreign Securities (non-U.S.)
Investing in foreign securities typically involves more
risks than investing in U.S. securities, and includes risks
associated with: (i) internal and external political and
economic developments – e.g., the political, economic and
social policies and structures of some foreign countries

Templeton Emerging Markets Income Fund
Important Information to Shareholders

franklintempleton.com
Annual Report
may be less stable and more volatile than those in the U.S.
or a country (including the U.S.) may be subject to trading
restrictions or economic sanctions imposed by another
company; (ii) trading practices – e.g., there may be less
government supervision and regulation of foreign securities
and currency markets, trading systems and brokers than in
the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and
financial reporting standards and practices as U.S. issuers;
(iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile;
and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.
There are special risks associated with investments in China,
Hong Kong and Taiwan, including exposure to currency
fluctuations, less liquidity, expropriation, confiscatory
taxation, nationalization and exchange control regulations
(including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue
to have, negative effects on the economy and securities
markets of China, Hong Kong and Taiwan. In addition,
investments in Taiwan could be adversely affected by its
political and economic relationship with China. China, Hong
Kong and Taiwan are deemed by the investment manager to
be emerging markets countries, which means an investment
in these countries has more heightened risks than general
foreign investing due to a lack of established legal, political, business and social frameworks in these countries to
support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards
for environmental, social and corporate governance matters
in China, Hong Kong and Taiwan tend to be lower than such
standards in more developed economies.
Trade disputes and the imposition of tariffs on goods and
services can affect the economies of countries in which the
Fund invests, particularly those countries with large export sectors, as well as the global economy. Trade disputes
can result in increased costs of production and reduced
profitability for non-export-dependent companies that rely
on imports to the extent a country engages in retaliatory
tariffs. Trade disputes may also lead to increased currency
exchange rate volatility.
Emergin g Market Countries
The Fund’s investments in securities of issuers in emerging
market countries are subject to all of the risks of foreign
investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays
in settling portfolio securities transactions; currency and
capital controls; greater sensitivity to interest rate changes;
pervasiveness of corruption and crime; currency exchange
rate volatility; and inflation, deflation or currency devaluation.
The risks of investing in traditional emerging markets are
magnified in frontier markets countries (which are a subset
of emerging markets countries) because they generally have
smaller economies and less developed capital markets than
in traditional emerging markets.
Frontier Market Countries
Frontier market countries, which are a subset of emerging
market countries, generally have smaller economies
and even less developed capital markets than traditional
emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market
countries. The magnification of risks is the result of: potential for extreme price volatility and illiquidity in frontier markets;
government ownership or control of parts of private sector
and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and
other protectionist measures imposed or negotiated by the
countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.
Market
The market values of securities or other investments
owned by the Fund will go up or down, sometimes rapidly
or unpredictably. The market value of a security or other
investment may be reduced by market activity or other
results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.
Stock prices tend to go up and down more dramatically than
those of debt securities. A slower-growth or recessionary
economic environment could have an adverse effect on the
prices of the various stocks held by the Fund.

Templeton Emerging Markets Income Fund
Important Information to Shareholders

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Annual Report
Sovereign Debt Securities
Sovereign debt securities are subject to various risks in
addition to those relating to debt securities and foreign
investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to
pay interest and repay principal on its sovereign debt, or
otherwise meet its obligations when due because of cash
flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the
government’s policy towards principal international lenders
such as the International Monetary Fund, or the political
considerations to which the government may be subject.
If a sovereign debtor defaults (or threatens to default) on
its sovereign debt obligations, the indebtedness may be
restructured. Some sovereign debtors have in the past
been able to restructure their debt payments without the
approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt,
the Fund may also have limited legal recourse against the
defaulting government entity.
Currency Management Strategies
Currency management strategies may substantially change
the Fund’s exposure to currency exchange rates and could
result in losses to the Fund if currencies do not perform
as the investment manager expects. In addition, currency
management strategies, to the extent that they reduce the
Fund’s exposure to currency risks, may also reduce the
Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for
purposes other than hedging further increases the Fund’s
exposure to foreign investment losses. Currency markets
generally are not as regulated as securities markets. In
addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Interest Rate
When interest rates rise, debt security prices generally fall.
The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy,
monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities
with longer maturities or durations are more sensitive to
interest rate changes.
Credit
An issuer of debt securities may fail to make interest
payments or repay principal when due, in whole or in part.
Changes in an issuer’s financial strength or in a security’s or government’s credit rating may affect a security’s value.
Derivative Instruments
The performance of derivative instruments depends
largely on the performance of an underlying instrument,
such as a currency, security, interest rate or index, and
such instruments often have risks similar to the underlying
instrument, in addition to other risks. Derivatives involve
costs and can create economic leverage in the Fund’s
portfolio, which may result in significant volatility and
cause the Fund to participate in losses (as well as gains)
in an amount that significantly exceeds the Fund’s initial
investment. Certain derivatives have the potential for
unlimited loss, regardless of the size of the initial investment.
Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation
between the value of the derivative and the underlying
instrument so that the Fund may not realize the intended
benefits. The successful use of derivatives will usually
depend on the investment manager’s ability to accurately
forecast movements in the market relating to the underlying
instrument. Should a market or markets, or prices of
particular classes of investments move in an unexpected
manner, especially in unusual or extreme market conditions,
the Fund may not achieve the anticipated benefits of the
transaction, and it may realize losses, which could be
significant. If the investment manager is not successful in
using such derivative instruments, the Fund’s performance
may be worse than if the investment manager did not use
such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative may also
not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform. There is also the risk, especially under extreme market conditions, that an instrument, which usually would
operate as a hedge, provides no hedging benefits at all.
Leverage
The Fund employs leverage through the use of a senior
secured revolving credit facility which provides the Fund
with a continuing source of funds to purchase additional
investments in the ordinary course of business and pursue

Templeton Emerging Markets Income Fund
Important Information to Shareholders

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Annual Report
certain investment strategies. The Fund’s use of leverage
creates the opportunity for increased returns in the Fund,
but it also creates special risks. To the extent used, there is no assurance that the Fund’s leveraging strategies will
be successful. Leverage is a speculative technique that
may expose the Fund to greater risk and increased costs.
Leverage tends to magnify, sometimes significantly, the
effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV
per share to be volatile.
Non-Diversification
Because the Fund is non-diversified, it may be more
sensitive to economic, business, political or other changes
affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares and greater risk of loss
.
Focus
To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.
Please see the Performance Summary section of this report
for additional risk disclosure.
The following information is a summary of material
changes since the last fiscal year. This information may
not reflect all of the changes that have occurred since
you purchased the Fund.
On April 1, 2021, consistent with its primary investment
objective of high, current income, the Fund announced
that it may enter into repurchase and reverse repurchase
agreements.
See also “Managed Distribution Plan” and “Approval of
Borrowing Arrangements” above.

Templeton Emerging Markets Income Fund
Annual Meeting of Shareholders May 27, 2021 (unaudited)

franklintempleton.com
Annual Report
The Annual Meeting of Shareholders of Templeton Emerging Markets Income Fund (the “Fund”) was held at the Fund’s offices,
300 S.E. 2nd Street, Fort Lauderdale, Florida, on May 27, 2021. The purpose of the meeting was to elect four Trustees of the
Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the
Fund for the fiscal year ending December 31, 2021. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Ann Torre Bates, David W. Niemiec, Larry D. Thompson and Robert E. Wade.* Shareholders
also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2021. No other business was transacted at the meeting with respect to the Fund.
The results of the voting at the Annual Meeting are as follows:
1. Election of four Trustees:
There were no broker non-votes received with respect to this item.
2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the
Fund for the fiscal year ending December 31, 2021:
* Harris J. Ashton, Mary C. Choksi, Edith E. Holiday, Rupert H. Johnson, Jr., Gregory E. Johnson, J. Michael Luttig and
Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the
Annual Meeting of Shareholders.
Term Expiring 2024 For
% of
Outstanding
Shares
% of
Shares
Present Withheld
% of
Outstanding
Shares
% of
Shares
Present
Ann Torre Bates
.............
27,265,326 56.80% 90.09% 2,999,328 6.25% 9.91%
David W. Niemiec
............
27,142,463 56.55% 89.68% 3,122,191 6.50% 10.32%
Larry D. Thompson
...........
25,391,467 52.90% 83.90% 4,873,187 10.15% 16.10%
Robert E. Wade
.............
27,210,166 56.69% 89.91% 3,054,488 6.36% 10.09%
Shares
Voted
% of
Outstanding
Shares
% of
Shares
Present
For
.......................
27,256,529 56.79% 90.06%
Against
....................
2,695,152 5.62% 8.91%
Abstain
....................
312,973 0.65% 1.03%

Templeton Emerging Markets Income Fund

franklintempleton.com
Annual Report
Dividend Reinvestment and Cash Purchase Plan
The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:
If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan unless the shareholder elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.
To receive dividends or distributions in cash, the shareholder must notify American Stock Transfer and Trust Company, LLC
(the “Plan Administrator”) at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for the distribution.
Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.
A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least
$100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company, LLC and sent to American Stock Transfer and Trust
Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Emerging Markets Income
Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees)
to purchases of the Fund’s shares on the open market.
The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.
Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.
A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to
American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon
withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.
For more information, please see the Plan’s Terms and Conditions located at the back of this report.

Templeton Emerging Markets Income Fund
Dividend Reinvestment and Cash Purchase Plan

franklintempleton.com
Annual Report
Transfer Agent
American Stock Transfer and Trust Company, LLC
P.O. Box 922, Wall Street Station,
New York, NY 10269-056
(800) 416-5585
www.astfinancial.com
Direct Deposit Service for Registered Shareholders
Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.astfinancial.com or dial (800)
416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.
Direct Registration
If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company, LLC at (800) 416-5585.
Shareholder Information
Shares of Templeton Emerging Markets Income Fund are traded on the New York Stock Exchange under the symbol “TEI.”
Information about the net asset value and the market price is available at franklintempleton.com.
For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company, LLC’s web site at www.
astfinancial.com and follow the instructions.
The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin
Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).
Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Income Fund, 100
Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

Templeton Emerging Markets Income Fund
Board Members and Officers

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Annual Report
The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the
Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the
Franklin Templeton/Legg Mason fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.
Independent Board Members
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Harris J. Ashton (1932) Trustee Since 1993 120 Bar-S Foods (meat packing company) (1981-2010).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
Ann Torre Bates (1958) Trustee Since 2008 30 Ares Capital Corporation (specialty finance company) (2010-present),
United Natural Foods, Inc.
(distributor of natural, organic and
specialty foods) (2013-present),
formerly , Allied Capital Corporation
(financial services) (2003-
2010), SLM Corporation (Sallie
Mae) (1997-2014) and Navient
Corporation (loan management,
servicing and asset recovery)
(2014-2016).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
Mary C. Choksi (1950) Trustee Since 2016 121 Omnicom Group Inc. (advertising and marketing communications
services) (2011-present) and White
Mountains Insurance Group, Ltd.
(holding company) (2017-present);
and formerly , Avis Budget Group
Inc. (car rental) (2007-2020).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Founder and Senior Advisor, Strategic Investment Group (investment management group)
(2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing
Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior
Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Templeton Emerging Markets Income Fund

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Annual Report
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Edith E. Holiday (1952) Lead
Independent
Trustee
Trustee since
1996 and Lead
Independent
Trustee
since 2007
121 Hess Corporation (exploration of oil
and gas) (1993-present), Santander
Consumer USA Holdings, Inc.
(consumer finance) (2016-present);
Santander Holdings USA (holding
company) (2019-present); and
formerly , Canadian National
Railway (railroad) (2001-2021),
White Mountains Insurance Group,
Ltd. (holding company) (2004-
2021), RTI International Metals,
Inc. (manufacture and distribution
of titanium) (1999-2015) and H.J.
Heinz Company (processed foods
and allied products) (1994-2013).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly , Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
J. Michael Luttig (1954) Trustee Since 2009 121 Boeing Capital Corporation (aircraft financing) (2006-2010).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Counselor and Special Advisor to the CEO and Board of Directors of the Coca-Cola Company (beverage company) (2021-present); and
formerly , Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive
Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-
2006).
David W. Niemiec (1949) Trustee Since 2005 30 Hess Midstream LP (oil and
gas midstream infrastructure)
(2017-present).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly , Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).
Larry D. Thompson (1945) Trustee Since 2005 121 Graham Holdings Company
(education and media organization)
(2011-2021); The Southern
Company (energy company)
(2014-2020; previously 2010-
2012) and Cbeyond, Inc. (business
communications provider) (2010-
2012).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business
Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly , Independent Compliance Monitor and Auditor,
Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-2020); Executive Vice President - Government Affairs, General
Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General
Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of
Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
Independent Board Members
(continued)

Templeton Emerging Markets Income Fund

franklintempleton.com
Annual Report
Interested Board Members and Officers
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Constantine D. Tseretopoulos
(1954)
Trustee Since 1999 20 None
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly , Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-
1985).
Robert E. Wade (1946) Trustee Since 2006 30 El Oro Ltd (investments) (2003-
2019).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
**Gregory E. Johnson
(1961)
Trustee Since 2007 132 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; Vice
Chairman, Investment Company Institute; and formerly , Chief Executive Officer (2013-2020) and President (1994-2015) Franklin Resources,
Inc.
**Rupert H. Johnson, Jr.
(1940)
Chairman of
the Board,
Trustee and
Vice President
Chairman of the
Board and Trustee
since 2013
and Vice President
since 1996
121 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.
Alison E. Baur (1964) Vice President Since 2012 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.
Independent Board Members
(continued)

Templeton Emerging Markets Income Fund

franklintempleton.com
Annual Report
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Breda M. Beckerle (1958) Chief Compliance
Officer
Since 2020 Not Applicable Not Applicable
280 Park Avenue
New York, NY 10017
Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Mutual Advisers, LLC,
Franklin Templeton Institutional, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Steven J. Gray (1955) Vice President Since 2009 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, FASA, LLC; Assistant Secretary, Franklin Distributors, LLC; and
certain funds in the Franklin Templeton/Legg Mason fund complex.
Michael Hasenstab, Ph.D.
(1973)
President and
Chief Executive
Officer –
Investment
Management
Since 2018 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.
Matthew T. Hinkle (1971) Chief Executive
Officer –
Finance and
Administration
Since 2017 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and
formerly , Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).
Susan Kerr (1949) Vice President –
AML Compliance
Since July 2021 Not Applicable Not Applicable
620 Eighth Avenue
New York, NY 10018
Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti
Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Christopher Kings (1974) Chief Financial
Officer, Chief
Accounting Officer
and Treasurer
Since January 2022 Not Applicable Not Applicable
One Franklin Parkway
San Mateo,
CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Navid J. Tofigh (1972) Vice President Since 2015 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Interested Board Members and Officers
(continued)

Templeton Emerging Markets Income Fund

franklintempleton.com
Annual Report
*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton/Legg Mason fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of
Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the
Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Craig S. Tyle (1960) Vice President Since 2005 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.
Lori A. Weber (1964) Vice President
and Secretary
Vice President
since 2011 and
Secretary since 2013
Not Applicable Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary,
Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Christine Zhu (1975) Vice President Since 2018 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Interested Board Members and Officers
(continued)

Templeton Emerging Markets Income Fund
Shareholder Information

franklintempleton.com
Annual Report
Proxy Voting Policies and Procedures
The Fund’s investment manager has established Proxy
Voting Policies and Procedures (Policies) that the Fund
uses to determine how to vote proxies relating to portfolio
securities. Shareholders may view the Fund’s complete
Policies online at franklintempleton.com. Alternatively,
shareholders may request copies of the Policies free of
charge by calling the Proxy Group collect at (954) 527-
7678 or by sending a written request to: Franklin Templeton
Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale,
FL 33301, Attention: Proxy Group. Copies of the Fund’s
proxy voting records are also made available online at
franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.
Quarterly Statement of Investments
The Fund files a complete consolidated statement of
investments with the U.S. Securities and Exchange
Commission for the first and third quarters for each
fiscal year as an exhibit to its report on Form N-PORT.
Shareholders may view the filed Form N-PORT by visiting
the Commission’s website at sec.gov. The filed form may
also be viewed and copied at the Commission’s Public
Reference Room in Washington, DC. Information regarding
the operations of the Public Reference Room may be
obtained by calling (800) SEC-0330.

franklintempleton.com
Not part of the annual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
1. Each holder of shares (a “Shareholder”) in Templeton
Emerging Markets Income Fund (the “Fund”) whose
Fund shares are registered in his or her own name will
automatically be a participant in the Dividend Reinvestment
and Cash Purchase Plan (the “Plan”), unless any such
Shareholder specifically elects in writing to receive all
dividends and capital gains in cash, paid by check, mailed
directly to the Shareholder. A Shareholder whose shares are
registered in the name of a broker-dealer or other nominee
(the “Nominee”) will be a participant if (a) such a service is provided by the Nominee and (b) the Nominee makes an
election on behalf of the Shareholder to participate in the
Plan. Nominees intend to make such an election on behalf
of Shareholders whose shares are registered in their names,
as Nominee, unless a Shareholder specifically instructs his
or her Nominee to pay dividends and capital gains in cash.
American Stock Transfer and Trust Company, LLC (“AST”)
will act as Plan Administrator and will open an account for
each participating shareholder (“participant”) under the Plan in the same name as that in which the participant’s present
shares are registered.
2. Whenever the Fund declares a distribution from capital
gains or an income dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically
receive such Fund shares for participant accounts including
aggregate fractions. The number of additional Fund shares
to be credited to participant accounts shall be determined
by dividing the equivalent dollar amount of the capital
gains distribution or dividend payable to participants by the
Fund’s net asset value per share of the Fund shares on the
valuation date, provided that the Fund shall not issue such
shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for
such distribution or dividend.
3. Whenever the Fund declares a distribution from capital
gains or an income dividend payable only in cash, or if the
Fund’s net asset value per share exceeds the market price
per share on the valuation date, AST shall apply the amount
of such dividend or distribution payable to participants to
the purchase of Fund shares on the open market (less their
pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of
such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value
per share, the average per share purchase price paid by
AST may exceed the net asset value of the Fund’s shares,
resulting in the acquisition of fewer shares than if the
dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such
purchases will be made promptly after the payable date for
such dividend or distribution, and in no event more than 30
days after such date except where temporary curtailment
or suspension of purchase is necessary to comply with
applicable provisions of the Federal securities laws.
4. A participant has the option of submitting additional
payments to AST, in any amounts of at least $100, up
to a maximum of $5,000 per month, for the purchase of
Fund shares for his or her account. These payments may
be made electronically through www.astfinancial.com or
by check payable to “American Stock Transfer and Trust
Company, LLC” and sent to American Stock Transfer and
Trust Company, LLC, P.O. Box 922, Wall Street Station,
New York, NY 10269-0560, Attention: Templeton Emerging
Markets Income Fund. AST shall apply such payments (less
a $5.00 service charge and less a pro rata share of trading
fees) to purchases of Fund shares on the open market,
as discussed below in paragraph 6. AST shall make such
purchases promptly on approximately the 15th of each
month or, during a month in which a dividend or distribution is paid, beginning on the dividend payment date, and in
no event more than 30 days after receipt, except where
necessary to comply with provisions of Federal securities
law. Any voluntary payment received less than two business
days before an investment date shall be invested during the
following month unless there are more than 30 days until the next investment date, in which case such payment will be
returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before
such payment is to be invested. Such written notice shall
be sent to AST by the participant, as discussed below in
paragraph 14.
5. For all purposes of the Plan: (a) the market price of the
Fund’s shares on a particular date shall be the last sale
price on the New York Stock Exchange on that date if a
business day and if not, on the preceding business day, or
if there is no sale on such Exchange on such date, then the
mean between the closing bid and asked quotations for such
shares on such Exchange on such date, and (b) net asset
value per share of the Fund’s shares on a particular date
shall be as determined by or on behalf of the Fund.

franklintempleton.com
Not part of the annual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
6. Open market purchases provided for above may be
made on any securities exchange where Fund shares are
traded, in the over-the-counter market or in negotiated
transactions and may be on such terms as to price, delivery
and otherwise as AST shall determine. Participant funds
held by AST uninvested will not bear interest, and it is
understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within
30 business days after the payable date for any dividend
or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as
to the value of the Fund shares acquired for participant
accounts. For the purposes of purchases in the open
market, AST may aggregate purchases with those of other
participants, and the average price (including trading fees)
of all shares purchased by AST shall be the price per share
allocable to all participants.
7. AST will hold shares acquired pursuant to this Plan,
together with the shares of other participants acquired
pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in
accordance with the proxies returned by participants to the
Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.
8. AST will confirm to participants each acquisition made
for an account as soon as practicable but not later than
60 business days after the date thereof. AST will send to
participants a detailed account statement showing total
dividends and distributions, date of investment, shares
acquired and price per share, and total shares of record
for the account. Although participants may from time to
time have an undivided fractional interest (computed to
three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends
and distributions on fractional shares will be credited to
participant accounts. In the event of termination of an
account under the Plan, AST will adjust for any such
undivided fractional interest in cash at the market price of the
Fund’s shares on the date of termination.
9. Any share dividends or split shares distributed by the
Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes
available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase
of additional Fund shares for the participant accounts. The
shares held for participants under the Plan will be added
to underlying shares held by participants in calculating the number of rights to be issued.
10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued
by the Fund or purchased on the open market. AST will
deduct a $5.00 service charge from each voluntary cash
payment. Participants will be charged a pro rata share of
trading fees on all open market purchases.
11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by
notifying AST in writing. Such withdrawal or termination
will be effective immediately if notice is received by AST
not less than ten days prior to any dividend or distribution record date; otherwise such withdrawal or termination will
be effective after the investment of any current dividend
or distribution or voluntary cash payment. The Plan may
be terminated by AST or the Fund upon 90 days’ notice
in writing mailed to participants. Upon any withdrawal or
termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of
the shares at the time of withdrawal or termination) to be
delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have
AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00
service charge and a trading fee of $0.12 per share for this transaction from the proceeds. If a participant disposes of
all shares registered in his name on the books of the Fund,
AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.
12. These terms and conditions may be amended or
supplemented by AST or the Fund at any time or times,
except when necessary or appropriate to comply with
applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority,
only by mailing to participants appropriate written notice
at least 90 days prior to the effective date thereof. The
amendment or supplement shall be deemed to be accepted
by participants unless, prior to the effective date thereof,
AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include

franklintempleton.com
Not part of the annual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
an appointment by AST in its place and stead of a successor
Plan Administrator under these terms and conditions, with
full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions.
Upon any such appointment of a Plan Administrator for
the purpose of receiving dividends and distributions, the
Fund will be authorized to pay to such successor Plan
Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such
successor Plan Administrator as provided in these terms and
conditions.
13. AST shall at all times act in good faith and agree to
use its best efforts within reasonable limits to ensure the
accuracy of all services performed under this Agreement
and to comply with applicable law, but shall assume no
responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence,
bad faith or willful misconduct or that of its employees.
14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company, LLC, P.O.
Box 922, Wall Street Station, New York, NY 10269-0560, or
www.astfinancial.com or such other address as AST shall
furnish to the participant, and shall have been deemed to be given or made when received by AST.
15. Any notice or other communication which by any
provision of the Plan is required to be given by AST to the
participant shall be in writing and shall be deemed to have
been sufficiently given for all purposes by being deposited
postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on
AST’s records. The participant agrees to notify AST promptly of any change of address.
16. These terms and conditions shall be governed by and
construed in accordance with the laws of the State of New
York and the rules and regulations of the U.S. Securities and
Exchange Commission, as they may be amended from time
to time.

TLTEI A 02/22
© 2022 Franklin Templeton Investments. All rights reserved.
Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.
Annual Report
Templeton Emerging Markets Income Fund
Investment Manager Transfer Agent Fund Information
Franklin Advisers, Inc. American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Phone Number:
(718) 921-8124
www.astfinancial.com
(800) DIAL BEN
®
/
342-5236

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $66,392 for the fiscal year ended December 31, 2021 and $69,727 for the fiscal year ended December 31, 2020.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $192 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2020.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $55,000 for the fiscal year ended December 31, 2021 and $49,800 for the fiscal year ended December 31, 2020.  The services for which these fees were paid included issuance of an Auditors' Certificate for South Korean regulatory shareholder disclosures, professional fees in connection with determining the feasibility of a U.S. direct lending structure, professional services relating to the readiness assessment over Greenhouse Gas Emissions and Energy, and assets under management certification.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $55,192 for the fiscal year ended December 31, 2021 and $49,800 for the fiscal year ended December 31, 2020.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee
of Listed Registrants.

Members of the Audit Committee are:  David W. Niemiec, Ann Torre Bates, J. Michael Luttig and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.
         N/A

Item 7
. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager, Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.
RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter the "Investment Manager") has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.
The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.
In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Manager indicating such intention and provide written instructions directing the Investment Manager or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.
The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).
*
Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the investment manager’s evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.
Circumstances Where the Investment Manager May Generally Rely on the Recommendations of a Proxy Service
Certain of the Investment Manager’s clients’ accounts are separate accounts or funds (or a portion thereof) that follow a smart beta strategy, are passively managed to track a particular securities index, or employ a quantitative strategy. These accounts include certain client accounts managed by Franklin Templeton Investment Solutions (“FTIS”), a business unit of the Investment Manager that are managed systematically to either (i) track a specified securities index (including but not limited to exchange traded funds (“ETFs”)) or (ii) seek to achieve other stated investment objectives.
In the case of accounts managed to track an index, the primary criteria for determining whether a security should be included (or continue to be included) in an investment portfolio is whether such security is a representative component of the securities index that the account is seeking to track.  For other systematically-managed accounts that do not track a specific index, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines ( the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.
The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Manager takes the position that relationships between certain affiliates acquired as a result of the Legg Mason transaction that do not use the “Franklin Templeton” name (“Legg Mason Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and a Legg Mason Affiliate) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Manager operates as an independent business unit from the Legg Mason Affiliate business units, and (ii) informational barriers exist between the Investment Manager and the Legg Mason Affiliate business units. Franklin Templeton employees are under an obligation to bring any conflicts of interest, including conflicts of interest which may arise because of an attempt by a Legg Mason Affiliate business unit or officer or employee to influence proxy voting by the Investment Manager to the attention of Franklin Templeton’s Compliance.
Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Manager’s or an affiliate’s (other than a Legg Mason Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
Nonetheless, even though a potential conflict of interest between the Investment Manager or an affiliate (other than a Legg Mason Affiliate as described above) and an issuer may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Otherwise, in
situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates (other than Legg Mason Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers (other than Legg Mason Affiliates) in accordance with the instructions of one or more of the Advisory Clients.
The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals. If a Franklin Templeton investment company becomes a holder of more than 25% of the shares on a non-affiliated fund, as a result of a decrease in the outstanding shares of the non-affiliated fund, then the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the non-affiliated fund.
In addition, with respect to an open-ended collective investment scheme formed as a Société d'Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.
Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. Each issue is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (x) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
Even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:
1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.
2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group to maintain control over such materials.
3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.
4. In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.
5. The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening. If the Proxy Group learns that an issuer has filed additional solicitation materials sufficiently prior to the submission deadline, the Proxy Group will disseminate this information to the Investment Manager so that the Investment Manager may consider this information and determine whether it is material to its voting decision.
7. The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
8. With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.
9. The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
10. If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.
11. The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.
12. The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with legal staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.
13. The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.
14. The Proxy Group is subject to periodic review by Internal Audit and compliance groups.
15. The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.
16. The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
17. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on materially accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.
18. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.
19. At least annually, the Proxy Group will verify that:
a.    A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.    A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.    Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.    Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. For proprietary Australian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com.au no later than September 30 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.
The ISS proxy voting guidelines can be found at: https://www.issgovernance.com/policy-gateway/voting-policies/.
The Glass Lewis proxy voting guidelines can be found at: https://www.glasslewis.com/voting-policies-current/.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of February 28, 2022, the portfolio managers of the Fund are as follows:

MICHAEL HASENSTAB, Ph.D.
, Senior Vice President of Franklin Advisers
Dr. Hasenstab has been a lead portfolio manager of the Fund since 2002. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements.  The degree to which he may perform these functions, and the nature of these functions, may change from time to time.
  He first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his PH.D.

Calvin Ho, Ph.D.,
Senior Vice President of Franklin Advisers
Dr. Ho has been a portfolio manager of the Fund since December 2018. He provides research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

(a)(2)  This section reflects information about the portfolio managers as of the fiscal year ended December 31, 2021.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Michael Hasenstab	10	13,639.7	37[2]	17,189.2	12[2]	3,873.5
Calvin Ho	10	13,654.1	15	23,824.1	1	0.0

1.

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.
2.

Dr. Hasenstab manages Pooled Investment Vehicles and Other Accounts with $3,591 in total assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance-based compensation (as noted, in the chart above, if any).  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.
The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.
The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and
Franklin Templeton
guidelines
.
Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary
  Each portfolio manager is paid a base salary.
Annual bonus
 Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
  Investment performance.
  Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance.
  The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
  Responsibilities.
  The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation
. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Ownership of Fund shares.
The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by the portfolio managers (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Hasenstab	None
Calvin Ho	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)
 Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.
Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)
 Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.

Securities lending agent
The board of trustees has approved the Fund’s participation in a securities lending program. Under the securities lending program, JP Morgan Chase Bank serves as the Fund’s securities lending agent.

The securities lending agent is responsible for the implementation and administration of the Funds’ securities lending program. Pursuant to the respective Securities Lending Agreements with the Fund, the securities lending agent performs a variety of services, including (but not limited to) the following:

o Trade finding, execution and settlement
o Settlement monitoring and controls, reconciliations, corporate actions and recall management
o Collateral management and valuation information
o Invoice management and billing from counterparties

For the fiscal year  ended December 31, 2021, the income earned by the Fund as well as the fees and/or compensation paid by the Fund in dollars pursuant to a securities lending agreement between the Trust with respect to the Fund and the Securities Lending Agent were as follows (figures may differ from those shown in shareholder reports due to time of availability and use of estimates):

Gross income earned by the Fund from securities lending activities	$ 35,169
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$ 2,813
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in a revenue split	$ -
Administrative fees not included in a revenue split	$ -
Indemnification fees not included in a revenue split	$ -
Rebate (paid to borrower)	$ -
Other fees not included above	$ 264
Aggregate fees/compensation paid by the Fund for securities lending activities	$ 3,077
Net income from securities lending activities	$ 32,092

Item 13. Exhibits.

(a)(1)
Code of Ethics

codeofethics

(a)(2)
Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Christopher Kings, Chief Financial Officer, Chief Accounting Officer and Treasurer

section302

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Christopher Kings, Chief Financial Officer, Chief Accounting Officer and Treasurer

section906

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit section19b

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS INCOME FUND

By S\MATTHEW T. HINKLE______________________
      Matthew T. Hinkle
      Chief Executive Officer – Finance and Administration
Date February 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By S\MATTHEW T. HINKLE______________________
      Matthew T. Hinkle
      Chief Executive Officer – Finance and Administration
Date February 28, 2022

By S\Christopher Kings________________________
     Christopher Kings
     Chief Financial Officer, Chief Accounting Officer and Treasurer
Date February 28, 2022